SEMI-ANNUAL REPORT

                               DECEMBER 31, 2002

                           [GRAPHIC OF LINDNER FUNDS]

                                              [LOGO OF LINDNER FUNDS] LINDNER(R)
                                                                      FUNDS
                                       ADVISED BY LINDNER ASSET MANAGEMENT, INC.

                --------------------------------------------------
                The views expressed in this report and information about the funds' portfolio holdings are for the period covered by this report, and are subject to change thereafter. This report must be preceded or accompanied by a prospectus.
                --------------------------------------------------

CONTENTS

LINDNER LARGE-CAP GROWTH FUND
   Letter from the Fund Managers.......................................   4
   Schedule of Investments.............................................   6

LINDNER GROWTH AND INCOME FUND
   Letter from the Fund Managers.......................................   7
   Schedule of Investments.............................................   9

LINDNER COMMUNICATIONS FUND
   Letter from the Fund Manager........................................  11
   Schedule of Investments.............................................  13

LINDNER SMALL-CAP GROWTH FUND
   Letter from the Fund Managers.......................................  14
   Schedule of Investments.............................................  16

LINDNER MARKET NEUTRAL FUND
   Letter from the Fund Managers.......................................  18
   Schedule of Investments.............................................  20

LINDNER GOVERNMENT MONEY MARKET FUND
   Letter from the Fund Manager........................................  23
   Schedule of Investments.............................................  24

Statements of Assets and Liabilities...................................  25

Statements of Operations...............................................  26

Statements of Changes in Net Assets....................................  27

Notes to Financial Statements..........................................  29

Financial Highlights...................................................  35

Management of the Trust................................................  41

MARKET OVERVIEW

         SEMI-ANNUAL PERIOD ENDED DECEMBER 31, 2002

Dear Shareholder:

For virtually all equity investors, the year 2002 added insult to injury. After a difficult 2000 and 2001, the Dow Jones Industrial Average, S&P 500 and NASDAQ lost more than 16%, 23% and 31% of their respective values during the past year. It was the first time since the Great Depression that the market suffered three successive down years.

The hard lessons imparted by this down cycle will almost certainly benefit investors in the years and decades ahead. Individual investors have acquired first-hand knowledge of the true nature of market risk, and why it is essential to diversify and invest for long-term goals. Many professional fund managers who had never previously experienced an extended market decline have a better understanding today of how to recognize risk and mitigate it. Perhaps most important, we believe that it will be a long time before investors will allow the equity markets to become as overvalued and frothy as they had at the beginning of 2000.

2002 also was a watershed year for exposing flawed equity research and investment banking practices, and relatively widespread abuses in corporate accounting. These serious issues, which caused investors to lose billions of dollars, are being actively addressed by federal and state legislative bodies and regulatory agencies. In time, there is reason to expect the markets to become more transparent and fairer than perhaps at any period since Wall Street was established.

Looking ahead, it would be naive for any investor to assume that the road in 2003 will be entirely smooth. However, we would not be surprised if the U.S. equity markets generated positive returns this year, in response to continued economic improvement. Barring a dramatic terrorist event or unforeseeable military losses in Iraq, it's probable that U.S. corporations will significantly increase their capital spending by the second quarter, and that U.S. consumers will continue to spend, at least moderately. Also, U.S. exports should benefit if the dollar remains weak against the euro, as expected.

Other factors, as well, may support stocks in 2003. If bond yields remain low, which is the current outlook, the equity markets should benefit. Stocks also may receive a boost from improved corporate earnings, which should compare favorably to corporate America's dismal earnings in 2002. Finally, we believe that a growing number of stocks will pay dividends, as corporations seek to demonstrate that they have healthy balance sheets. These positives, as well as economic data that continues to point in the right direction, should help to draw individual investors back to the equity markets by mid-spring.

There also are signs of progress at Lindner Asset Management. Last year, we clearly stated that our single most important mandate was to improve performance. Toward that end, we implemented a "manager of managers" structure that enabled us to select fund managers with proven investment disciplines and superior track records. This program has already begun to deliver encouraging results. Also noteworthy was Lindner Communications Fund's exceptional gain during the last three months of 2002. Please refer to the following Semi-Annual Report for the Funds' performance information for the period from July 1, 2002 to December 31, 2002.

Lindner Asset Management and the Lindner Mutual Funds were not exempt from this year's brutal bear claw. Whether markets are up or down, however, our ability to achieve superior results is the sole criterion by which we expect to be measured. In 2002, we made meaningful strides toward that goal. We can assure you that in 2003 we will maintain our focus on making The Lindner Funds synonymous with exceptional portfolio managers, clear objectives and solid investment performance.

As always, we value your trust in The Lindner Funds.

/s/ Doug T. Valassis

Doug T. Valassis
Chairman & Chief Executive Officer
Lindner Asset Management, Inc.
Adviser to the Lindner Family of Mutual Funds

/s/ Albert A. Pisterzi

Albert A. Pisterzi
Chief Operating Officer
Lindner Asset Management, Inc.
Adviser to the Lindner Family of Mutual Funds

                                    # # # #

The above outlook and those that follow reflect the opinions of the Chairman, the Chief Operating Officer and portfolio managers of The Lindner Funds as of December 2002. They are subject to change and any forecast made cannot be guaranteed. References to specific securities or sectors should not be considered recommendations to buy or sell any securities. Please refer to the Schedule of Investments for percentages of holdings.

Past performance does not guarantee future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National System, which includes over 5000 stocks traded only over-the-counter, and not on an exchange. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

For use only when accompanied or preceded by a prospectus. Read the prospectus carefully before you invest or send money.

                                                    Lindner Investments
                                                    520 Lake Cook Rd., Suite 381
                                                    Deerfield, IL 60015
                                                    800-995-7777

Quasar Distributors, LLC, Distributor. 2/2003

SEMI-ANNUAL

PERFORMANCE SUMMARY

With an objective of long-term capital appreciation, LINDNER LARGE-CAP GROWTH FUND for the second half of 2002 returned -11.89% versus the -8.97% return of its benchmark, the Russell 1000 Growth Index. For the year 2002, the Fund returned -31.65% compared to the benchmark's return of -27.88%.

The third quarter of 2002 was characterized by disappointing absolute returns, as numerous investors abandoned the growth sector. During the fourth quarter, growth stocks were able to stabilize, but a confusing mix of positive and negative economic data left investors wary as to whether the economy would continue to recover or dip back into recession. Our portfolio was adversely affected by the negative performance of six holdings, including Kohl's, Viacom, Micron Technology, L3 Communications, Southwest Airlines, and Electronic Arts.

As we move into the new year, it appears that the economy has entered a new growth cycle and we are not concerned about the possibility of the economy dipping back into a recession. We anticipate that the Bush Administration's stimulus package will further help the economy recover; however, corporate earnings may be tempered by margin pressure. Investors' other concerns include tensions with Iraq and Korea and the potential for inflation, but we believe that in 2003 the positive news will outweigh the uncertainties, and growth stocks will make a comeback and outperform value stocks. Price/Earnings ratios will stop falling and probably resume their rise with a resolution of the Iraqi crisis.

In the first half of this year, we expect capital expenditures to grow at a mediocre rate, as companies remain focused on cost control policies. Retail spending will continue to be the engine of our economy with steady if not increasing demand for home goods and electronic products. An example of one of our portfolio holdings strategically positioned to benefit from this trend is 3M [NYSE: MMM]. 3M is a global provider of thousands of products and services for home and industrial application. The company's management has proven its ability to drive new product development, increase market share and focus on the bottom line.

                                                        (continued on next page)

LINDNER LARGE-CAP GROWTH FUND
PERFORMANCE GRAPH
--------------------------------------------------------------------------------
Comparison of change in value of $10,000 invested in the Russell 1000 Growth Index and the Lindner Large-Cap Growth Fund from June 30, 1992 to December 31, 2002.

[CHART OF LINDNER LARGE-CAP GROWTH FUND]

             LARGE-CAP GROWTH     RUSSELL 1000 GROWTH
 6/30/1992        10,000                10,000
 6/30/1993        11,487                10,897
 6/30/1994        12,042                10,864
 6/30/1995        13,836                14,176
 6/30/1996        16,873                18,118
 6/30/1997        18,982                23,796
 6/30/1998        19,041                31,266
 6/30/1999        16,440                39,789
 6/30/2000        17,856                49,999
 6/30/2001        13,777                31,914
 6/30/2002         9,122                23,460
12/31/2002         8,037                21,356

[END CHART]

           PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
           INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE SO THAT AN
          INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS
                           THAN THEIR ORIGINAL COST.

                    AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES*
                            AS OF DECEMBER 31, 2002

                                          1 YEAR         5 YEAR         10 YEAR
                                          ------         ------         -------
Lindner Large-Cap Growth Fund
   (inception 5/24/73)                   (31.65%)       (16.28%)        (2.55%)
Russell 1000 Growth Index**              (27.88%)        (3.84%)         6.70%

-----------
* The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

** The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payments of transaction costs and advisory fees associated with an investment in the Fund. Note: You cannot invest directly in an index.

The consumer cyclical sector also has attractive prospects, especially those companies that are attentive to margin and revenue growth. Two examples of companies in our portfolio that exhibit this discipline are Comcast Corp. [NASDAQ: CMCSK], a developer, manager and provider of cable programming and networks, and Mattel [NYSE: MAT], a designer and manufacturer of children's toys and pre-school products.

LINDNER LARGE-CAP GROWTH FUND continues to have relatively low exposure to technology, despite the comeback staged by this sector in the fourth quarter. We currently perceive technology as a high-risk sector with few attractive growth opportunities. Financials, healthcare and pharmaceuticals are other areas where we maintain only a limited exposure, given mediocre growth prospects, high valuations, or a combination of the two.

As we enter the new year, our portfolio is strategically positioned to take advantage of out-performance in growth-oriented stocks. We anticipate that investors may be slow to increase their equity allocations in the face of war risks, higher gas and crude oil prices, lack of pricing power and muted capital expenditure. However, we believe that a relatively fast and positive resolution to the war with Iraq will spur a rally and bring investors back to the market. In any event, we believe growth stocks are significantly undervalued and provide superior return potential for a 3-5 year investment horizon.

/s/ Jerome A. Castellini                       /s/ Robert S. Takazawa

Jerome A. Castellini                           Robert S. Takazawa, Jr., CFA
Portfolio Manager                              Portfolio Manager
CastleArk Management, LLC                      CastleArk Management, LLC

--------------------------------------------------------------------------------
                             LINDNER INVESTMENTS
--------------------------------------------------------------------------------
                 SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
                                (UNAUDITED)

                                            Number of Shares -
                                             Principal Amount
Name of Issuer and Title of Issue               of Bonds                  Value
---------------------------------------     ------------------        -------------
LINDNER LARGE-CAP GROWTH FUND
-----------------------------

COMMON STOCKS (99.71%)

Aerospace/Defense (1.89%)
  L-3 Communications Holdings, Inc.*                37,500            $   1,684,125
                                                                      -------------
Airlines (2.48%)
  Southwest Airlines Co.                           159,200                2,212,880
                                                                      -------------
Aluminum (3.11%)
  Alcoa Inc.                                       121,800                2,774,604
                                                                      -------------
Application Software (5.19%)
  Electronic Arts Inc.*                             39,000                1,941,030
  Intuit Inc.*                                      48,300                2,266,236
  SpeechWorks International Inc.*                  154,300                  428,954
                                                                      -------------
                                                                          4,636,220
                                                                      -------------
Banks (Money Center) (3.78%)
  Bank of America Corporation                       48,500                3,374,145
                                                                      -------------
Biotechnology (4.68%)
  Amgen Inc.*                                       55,900                2,702,206
  Enzon Pharmaceuticals, Inc.*                      88,400                1,478,048
                                                                      -------------
                                                                          4,180,254
                                                                      -------------
Broadcasting & Cable (3.61%)
  Comcast Corporation - Special Class A*           136,500                3,217,305
                                                                      -------------
Computer Hardware (3.16%)
  Dell Computer Corporation*                       105,400                2,818,396
                                                                      -------------
Consumer Electronics (2.85%)
  Harman International Industries,
     Incorporated                                   42,800                2,546,600
                                                                      -------------
Department Stores (1.24%)
  Kohl's Corporation*                               19,800                1,107,810
                                                                      -------------
Diverse Financial Services (0.88%)
   Citigroup Inc.                                   22,300                  784,737
                                                                      -------------
Health Care (Managed Care) (5.26%)
  Anthem, Inc.*                                     56,900                3,579,010
  WellPoint Health Networks Inc.*                   15,700                1,117,212
                                                                      -------------
                                                                          4,696,222
                                                                      -------------
Housewares & Specialities (4.45%)
  Newell Rubbermaid Inc.                           130,800                3,967,164
                                                                      -------------
Industrial Congomerates (5.84%)
  General Electric Company                          93,700                2,281,595
  Minnesota Mining and Manufacturing
     Company (3M)                                   23,800                2,934,540
                                                                      -------------
                                                                          5,216,135
                                                                      -------------
Industrial Gases (1.63%)
  Air Products and Chemicals, Inc.                  34,000                1,453,500
                                                                      -------------
Insurance Brokers (3.01%)
  Arthur J. Gallagher & Co.                         91,400                2,685,332
                                                                      -------------
Integrated Telecommunication Services (1.09%)
  Broadwing Inc.*                                  275,600                  970,112
                                                                      -------------
Leisure Products (2.41%)
  Mattel, Inc.                                     112,400                2,152,460
                                                                      -------------
Machinery (Industrial) (4.22%)
  Danaher Corporation                               13,600                  893,520
  Parker-Hannifin Corporation                       62,200                2,869,286
                                                                      -------------
                                                                          3,762,806
                                                                      -------------
Movies & Entertainment (3.48%)
  Viacom Inc. - Class B*                            76,100                3,101,836
                                                                      -------------
Oil & Gas (Drilling Equipment) (4.72%)
  GlobalSantaFe Corporation                        111,510                2,711,923
  Nabors Industries Ltd.*(f)                        42,500                1,498,975
                                                                      -------------
                                                                          4,210,898
                                                                      -------------
Oil & Gas (Equipment/Services) (7.89%)
  BJ Services Company*                              82,800                2,675,268
  Smith International, Inc.*                        78,400                2,557,408
  Schlumberger Limited                              43,000                1,809,870
                                                                      -------------
                                                                          7,042,546
                                                                      -------------
Oil & Gas (Exploration & Production) (6.56%)
  Ocean Energy Inc.                                145,100                2,897,647
  XTO Energy, Inc.                                 119,550                2,952,885
                                                                      -------------
                                                                          5,850,532
                                                                      -------------
Oil & Gas (Integrated) (2.78%)
  Murphy Oil Corporation                            58,000                2,485,300
                                                                      -------------
Personal Products (2.15%)
  Avon Products, Inc.                               35,600                1,917,772
                                                                      -------------
Pharmaceuticals (3.09%)
  Johnson & Johnson                                 51,500                2,766,065
                                                                      -------------
Reinsurance (1.69%)
  RenaissanceRe Holdings Ltd.(F)                    38,100                1,508,760
                                                                      -------------
Restaurants (2.37%)
  Starbucks Corporation*                           103,900                2,117,482
                                                                      -------------
Semiconductors (3.19%)
  Microchip Technology Incorporated                 51,900                1,268,955
  Micron Technology, Inc.*                         161,600                1,573,984
                                                                      -------------
                                                                          2,842,939
                                                                      -------------
Services (Data Processing) (1.01%)
  Fiserv, Inc.*                                     26,500                  899,675
                                                                      -------------
Total Common Stocks
   (Cost $101,911,593)                                                   88,984,612
                                                                      -------------
SHORT-TERM INVESTMENTS (0.61%)
  Lindner Government Money
     Market Fund                                   545,247                  545,247
                                                                      -------------
Total Short-Term Investments
   (Cost $545,247)                                                          545,247
                                                                      -------------
Total Investments (100.32%)
   (Cost $102,456,840)                                                   89,529,859

Excess of Liabilities over Other Assets (-0.32%)                           (285,363)
                                                                      -------------
Net Assets (100.00%)                                                  $  89,244,496
                                                                      =============

  * Non-income producing.
(F) Foreign security.

6                        See Notes to Financial Statements

SEMI-ANNUAL

PERFORMANCE SUMMARY

With the primary objective of long-term capital appreciation, LINDNER GROWTH AND INCOME FUND returned -8.61% in the second half of 2002 compared to the -3.66% return of its benchmark, a 60/40 blend of the S&P 500 and Lehman Brothers Intermediate Bond Index. The Fund outperformed this benchmark by 1.85 percentage points in the fourth quarter. For the year 2002, the Fund returned -19.64% compared to the -9.32% return of the benchmark.

At the end of 2002, 85% of the fund was allocated to equities and 15% was invested in fixed income. Of the fixed income allocation, corporate bonds and government bonds each represented 7% of the portfolio, while short-term securities were 1%. During the second half of 2002, we reduced our exposure to Government Agency securities and increased the weighting of high quality corporate bonds. By doing so, we improved the yield, and the Fund realized price appreciation as corporate spreads narrowed relative to Government Agencies.

The equity portion of the Fund was impacted in the latter six months of 2002 by investors' overall lack of conviction in the economic recovery, as well as the market's extremely low tolerance for risk. Equity performance also was subject to uncertainty associated with the Middle East and the Korean Peninsula.

Portfolio holdings that performed well in the final two quarters of 2002 included Sprint Corporation (NYSE: FON), Aetna, Inc. (NYSE: AET), Abbott Laboratories (NYSE: ABT), Tribune Co. (NYSE: TRB) and Johnson & Johnson (NYSE:
JNJ). Companies that provided disappointing returns included Motorola (NYSE:
MOT), Texas Instruments (NYSE: TXN), Home Depot (NYSE: HD), J.P. Morgan Chase & Co. (NYSE: JPM) and Chevron Texaco Corporation (NYSE: CVX).

                                                        (continued on next page)

LINDNER GROWTH AND INCOME FUND
PERFORMANCE GRAPH
--------------------------------------------------------------------------------
Comparison of change in value of $10,000 invested 40% in the Lehman Brothers Intermediate Government/Credit Bond Index and 60% in the S&P 500 Index with the Lindner Growth and Income Fund from June 30, 1992 to December 31, 2002.

[CHART OF LINDNER GROWTH AND INCOME FUND]

              Growth & Income    S&P 500/Lehman    S&P 500
 6/30/1992        10,000             10,000         10,000
 6/30/1993        11,997             11,238         11,363
 6/30/1994        12,176             11,322         11,523
 6/30/1995        13,614             13,562         14,527
 6/30/1996        15,811             15,950         18,304
 6/30/1997        17,194             19,731         24,656
 6/30/1998        19,731             23,976         32,092
 6/30/1999        18,632             27,651         39,397
 6/30/2000        17,536             29,322         42,253
 6/30/2001        18,101             28,008         35,987
 6/30/2002        15,518             25,900         29,513
12/31/2002        14,189             24,952         26,473

[END CHART]

           PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
           INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE SO THAT AN
          INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS
                           THAN THEIR ORIGINAL COST.

                   AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES*
                            AS OF DECEMBER 31, 2002

                                        1 YEAR          5 YEAR             10 YEAR
                                        ------          ------             -------
Lindner Growth and Income Fund
   (inception 6/22/76)                 (19.64%)        (5.37%)              2.68%
S&P 500 (60)/Lehman Brothers
  Government/Credit Bond (40)**         (9.32%)         3.22%               8.91%
S&P 500 Index**                        (22.10%)        (0.59%)              9.34%

-----------
* The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

** S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Lehman Brothers Intermediate Government/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. Government and investment-grade rated corporate bond with 1-10 years remaining until maturity. The S&P 500 Index and the Lehman Brothers Intermediate Government/ Credit bond Index are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. Note: You cannot invest directly in an index.

Sprint's positive performance in the second half of 2002 was due in great measure to the realigning of the company's balance sheet and an enhanced competitive position. We increased our exposure to Sprint in the fourth quarter, inasmuch as the company was effectively executing its business strategy and its valuation continued to be compelling. The positive performance of Aetna, a new holding in the Fund, was driven by the market's recognition that the company is successfully restructuring its operations. An improving sales pipeline and consistent earnings propelled Abbott Laboratories' and Johnson & Johnson's performance, while increasing ad revenue trends indicative of an economic recovery aided the Tribune Co.

We also are confident that portfolio holdings such as Motorola and Texas Instruments, which generated negative returns in the fourth quarter of 2002, are well positioned for a moderate economic recovery this year.

Looking to 2003, we expect continued improvement in the U.S. economy. As the recovery unfolds, LINDNER GROWTH AND INCOME FUND is likely to increase positions in companies that have clear, compelling business strategies in place, and can realize improved returns on invested capital. We expect this to be an environment that favors good stock selection and the application of a disciplined investment process.

/s/ John F. Meara                                   /s/ Steven L. Finerty

John F. Meara, CFA                                  Steven L. Finerty, JD
President & Portfolio Manager                       Chairman & Portfolio Manager
Argent Capital Management                           Argent Capital Management

--------------------------------------------------------------------------------
                             LINDNER INVESTMENTS
--------------------------------------------------------------------------------
                 SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
                                (UNAUDITED)

                                            Number of Shares -
                                            Principal Amount
Name of Issuer and Title of Issue               of Bonds                  Value
---------------------------------------     ------------------        -------------
LINDNER GROWTH AND INCOME FUND
------------------------------

COMMON STOCKS (84.76%)

Banks (5.26%)
  Bank of America Corporation                     71,900              $   5,002,083
  Washington Mutual, Inc.                         32,550                  1,123,952
  Wells Fargo & Company                           65,000                  3,046,550
                                                                      -------------
                                                                          9,172,585
                                                                      -------------
Brewers (0.58%)
  Anheuser-Busch Companies, Inc.                  20,800                  1,006,720
                                                                      -------------
Chemicals - Diverse (0.64%)
  E. I. du Pont de Nemours and Company            26,500                  1,123,600
                                                                      -------------
Computer Hardware (0.80%)
  International Business Machines
     Corporation (IBM)                            18,000                  1,395,000
                                                                      -------------
Consumer Finance (1.64%)
  MBNA Corporation                               150,000                  2,853,000
                                                                      -------------
Diverse Financial Services (8.51%)
  Citigroup Inc.                                 122,433                  4,308,417
  Fannie Mae                                      30,000                  1,929,900
  Freddie Mac                                     32,000                  1,889,600
  Franklin Resources, Inc.                        49,500                  1,686,960
  J.P. Morgan Chase & Co.                        144,600                  3,470,400
  Lehman Brothers Holdings Inc.                   29,400                  1,566,726
                                                                      -------------
                                                                         14,852,003
                                                                      -------------
Electronic Equipment/Instruments (1.56%)
  Jabil Circuit, Inc.*                           152,000                  2,723,840
                                                                      -------------
Electric Utilities (2.03%)
  FPL Group, Inc.                                 59,000                  3,547,670
                                                                      -------------
General Merchandise (2.08%)
  Wal-Mart Stores, Inc.                           71,900                  3,631,669
                                                                      -------------
Health Care - Equipment (1.61%)
  Medtronic, Inc.                                 61,500                  2,804,400
                                                                      -------------
Health Care - Managed Care (3.17%)
  Aetna Inc.                                     134,500                  5,530,640
                                                                      -------------
Industrial Conglomerates (1.40%)
  General Electric Company                       100,300                  2,442,305
                                                                      -------------
Insurance - Life/Health (1.00%)
  Prudential Financial, Inc.                      55,000                  1,745,700
                                                                      -------------
Insurance - Multi-Line (1.93%)
  American International Group, Inc.              58,200                  3,366,870
                                                                      -------------
Insurance - Property/Casualty (2.14%)
  MBIA Inc.                                       85,000                  3,728,100
                                                                      -------------
Integrated Telecommunication Services (3.65%)
  SBC Communications Inc.                         76,000                  2,060,360
  Sprint Corporation                             298,000                  4,315,040
                                                                      -------------
                                                                          6,375,400
                                                                      -------------
Machinery - Industrial (5.89%)
  Eaton Corporation                               47,000                  3,671,170
  Illinois Tool Works Inc.                        13,000                    843,180
  Ingersoll-Rand Company(F)                      134,000                  5,770,040
                                                                      -------------
                                                                         10,284,390
                                                                      -------------
Metal Mining (0.00%)
  Uranium Resources, Inc.*                     1,583,609                          0
                                                                      -------------
Networking Equipment (2.38%)
  Cisco Systems, Inc.*                           317,300                  4,156,630
                                                                      -------------
Oil & Gas - Equipment/Services (0.36%)
  Baker Hughes Incorporated                       19,300                    621,267
                                                                      -------------
Oil & Gas - Exploration/Production (0.39%)
  Burlington Resources Inc.                       15,800                    673,870
                                                                      -------------
Oil & Gas - Integrated (4.15%)
  ChevronTexaco Corporation                       33,000                  2,193,840
  Exxon Mobil Corporation                         94,000                  3,284,360
  Royal Dutch Petroleum Company(F)                39,900                  1,756,398
                                                                      -------------
                                                                          7,234,598
                                                                      -------------
Packaged Foods/Meats (2.59%)
  ConAgra Foods, Inc.                            112,000                  2,801,120
  Kraft Foods Inc.                                44,000                  1,712,920
                                                                      -------------
                                                                          4,514,040
                                                                      -------------
Pharmaceuticals (8.77%)
  Abbott Laboratories                             93,100                  3,724,000
  Johnson & Johnson                               73,000                  3,920,830
  Merck & Co., Inc.                               36,100                  2,043,621
  Pfizer Inc.                                     81,000                  2,476,170
  Pharmacia Corporation                           60,000                  2,508,000
  Wyeth                                           17,000                    635,800
                                                                      -------------
                                                                         15,308,421
                                                                      -------------
Publishing (2.48%)
  Tribune Company                                 95,000                  4,318,700
                                                                      -------------
Railroads (1.96%)
  Norfolk Southern Corporation                   171,000                  3,418,290
                                                                      -------------
Retail - Apparel (1.80%)
  The TJX Companies, Inc.                        161,000                  3,142,720
                                                                      -------------
Retail - Home Improvement (0.59%)
  The Home Depot, Inc.                            43,100                  1,032,676
                                                                      -------------
Semiconductors (3.11%)
  Intel Corporation                              152,600                  2,375,982
  Texas Instruments Incorporated                 202,700                  3,042,527
                                                                      -------------
                                                                          5,418,509
                                                                      -------------
Services - Data Processing (2.79%)
  Automatic Data Processing, Inc.                 68,000                  2,669,000
  First Data Corporation                          62,000                  2,195,420
                                                                      -------------
                                                                          4,864,420
                                                                      -------------
Specialty Stores (2.23%)
  AutoZone, Inc.*                                 16,000                  1,130,400
  Bed Bath & Beyond Inc.*                         80,000                  2,762,400
                                                                      -------------
                                                                          3,892,800
                                                                      -------------
Systems Software (4.19%)
  Microsoft Corporation*                         123,400                  6,379,780
  Oracle Corporation*                             86,900                    938,520
                                                                      -------------
                                                                          7,318,300
                                                                      -------------
Telecommunications Equipment (2.10%)
  Motorola, Inc.                                 424,500                  3,671,925
                                                                      -------------

                       See Notes to Financial Statements                       9

--------------------------------------------------------------------------------
                             LINDNER INVESTMENTS
--------------------------------------------------------------------------------
                 SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
                                (UNAUDITED)

                                            Number of Shares -
                                            Principal Amount
Name of Issuer and Title of Issue               of Bonds                  Value
---------------------------------------     ------------------        -------------
LINDNER GROWTH AND INCOME FUND
------------------------------
Tobacco Products (0.98%)
  Philip Morris Companies Inc.                    42,200              $   1,710,366
                                                                      -------------
Total Common Stocks
   (Cost $186,268,816)                                                  147,881,424
                                                                      -------------
NON-CONVERTIBLE BONDS (7.05%)

Aerospace/Defense (0.68%)
  Raytheon Company, 8.300%, 3/1/10             1,000,000                  1,190,293
                                                                      -------------
Banks (1.29%)
  BankAmerica Corp/Old,
     6.625%, 10/15/07                          1,000,000                  1,136,442
  Wells Fargo Financial Inc.,
     5.875%, 8/15/08                           1,000,000                  1,108,322
                                                                      -------------
                                                                          2,244,764
                                                                      -------------
Diverse Financial Services (1.91%)
  Citicorp, 6.375%, 11/15/08                   1,000,000                  1,120,387
  Lehman Brothers, Inc.,
     7.625%, 6/1/06                            1,000,000                  1,131,195
  Merrill Lynch, 6.000%, 02/17/09              1,000,000                  1,087,941
                                                                      -------------
                                                                          3,339,523
                                                                      -------------
General Merchandising (0.68%)
  Wal-Mart Stores Inc.,
     6.875%, 8/10/09                           1,000,000                  1,179,565
                                                                      -------------
Household Products (0.68%)
  Procter & Gamble Co,
     6.875%, 9/15/09                           1,000,000                  1,181,155
                                                                      -------------
Oil & Gas Refining (0.58%)
  Ashland Inc., 6.625%, 2/15/08                1,000,000                  1,007,691
                                                                      -------------
Pharmaceuticals (1.23%)
  Abbott Laboratories, 5.625%, 7/01/06         1,000,000                  1,094,102
  Bristol Myers, 4.750%, 10/01/06              1,000,000                  1,055,368
                                                                      -------------
                                                                          2,149,470
                                                                      -------------
Total Non-Convertible Bonds
   (Cost $11,268,053)                                                    12,292,461
                                                                      -------------
U.S. GOVERNMENT AGENCY SECURITIES (7.12%)

  FFCB, 5.125%, 9/06/06                        1,000,000                  1,087,654
  FHLBS, 6.625%, 11/15/10                      1,000,000                  1,173,659
  FHLBS, 5.250%, 8/15/06                       1,000,000                  1,090,180
  FHLBS, 4.875%, 8/15/05                       2,000,000                  2,145,246
  FHLBS, 3.625%, 10/15/04                      2,000,000                  2,069,384
  FHLMC, 4.500%, 8/15/04                       1,500,000                  1,569,366
  United States Treasury Note,
     7.500%, 02/15/05                          1,000,000                  1,121,641
  United States Treasury Note,
     4.625%, 5/15/06                           2,000,000                  2,157,658
                                                                      -------------
Total U.S. Government Agency Securities
   (Cost $11,701,680)                                                    12,414,788
                                                                      -------------
SHORT-TERM INVESTMENTS (1.06%)

  Lindner Government Money
     Market Fund                               1,849,683                  1,849,683
                                                                      -------------
Total Short-Term Investments
   (Cost $1,849,683)                                                      1,849,683
                                                                      -------------
Total Investments (99.99%)
   (Cost $211,088,232)                                                  174,438,356
                                                                      -------------
Excess of Other Assets over Liabilities (0.01%)                              29,279
                                                                      -------------
Net Assets (100.00%)                                                  $ 174,467,635
                                                                      =============

*Non-income producing.
(F) Foreign security
FFCB = Federal Farm Credit Bank
FHLBS = Federal Home Loan Bank System
FHLMC = Federal Home Loan Mortgage Company

10                       See Notes to Financial Statements

SEMI-ANNUAL

PERFORMANCE SUMMARY

With an objective of long-term capital appreciation, LINDNER COMMUNICATIONS FUND in the second half of 2002 generated a 6% return compared to the -10.30% return of the S&P 500 Index and the -1.79% return of the Lipper Telecommunications Funds Average Index.*** For the year 2002, the Fund returned -31.79% versus the -22.10% return of the S&P 500 Index and the -41.31% return of the Lipper Telecommunications Funds Average Index.

Communication stocks as a group enjoyed an impressive surge at the end of the year, after performing poorly in the third quarter. A large number of companies in this sector began to exhibit improved cash flow and achieved better balance sheet leverage. Several large publicly traded wireless companies, especially, made significant progress by growing their market share in an environment characterized by fairly robust consumer demand for wireless services.

We anticipate that growth in the wireless industry will continue, and that today's dominant wireless carriers will be the major beneficiaries from this trend. One portfolio holding we consider exceptionally well positioned in this group is Verizon [NYSE: VZ], the largest national wireless carrier in the U.S. with 32 million customers. Verizon should also benefit from regulatory changes that favor large local exchange providers. This should strengthen Verizon's long-term competitive position.

                                                        (continued on next page)

LINDNER COMMUNICATIONS FUND
PERFORMANCE GRAPH
--------------------------------------------------------------------------------
Comparison of change in value of $10,000 invested in the S&P 500 Index and the Lindner Communications Fund from August 30, 1993 to December 31, 2002.

[CHART OF LINDNER COMMUNICATIONS FUND]

              Communications     S&P500
 8/30/1993        10,000         10,000
 6/30/1994        10,039          9,809
 6/30/1995        11,294         12,366
 6/30/1996        15,291         15,581
 6/30/1997        17,476         20,990
 6/30/1998        20,193         27,318
 6/30/1999        21,932         33,536
 6/30/2000        29,056         35,967
 6/30/2001        17,727         30,633
 6/30/2002         9,250         25,122
12/31/2002         9,805         22,535

[END CHART]

          PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
           INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE SO THAT AN
          INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS
                          THAN THEIR ORIGINAL COST.

                 AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES*
                           AS OF DECEMBER 31, 2002

                                            1 YEAR               5 YEAR             INCEPTION
                                            ------               ------             ---------
Lindner Communications Fund
   (inception 8/30/93)                    (31.79%)              (12.59%)             (0.21%)
S&P 500 Index**                           (22.10%)               (0.59%)              9.10%

-----------
* The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

** S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.
    The S&P 500 Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payments of transaction costs and advisory fees associated with an investment in the Fund. Note: You cannot invest directly in an index.

*** The Lipper Telecommunications Funds Average Index is an average of the total return of all telecommunication funds tracked by Lipper, Inc. Note: You cannot invest directly in an index.

In the third quarter, there were indications of a rekindling of merger and acquisition activity, which had been virtually absent from this segment for nearly three years. The decline in stock valuations from the exorbitant levels of two and a half years ago has made many communication companies attractive acquisition targets, and we expect M&A activity to resurface and accelerate in 2003. AT&T Wireless [NYSE: AWE], a current holding of Lindner Communications Fund, is well positioned to benefit significantly from industry consolidation. Rules limiting the amount of wireless spectrum a company can own in one market have been eliminated in the U.S., and demand for spectrum due to ongoing migration of voice traffic to wireless and new services is growing. The company has a nationwide presence and a strong spectrum portfolio. We believe AT&T Wireless is a good candidate for a merger with a domestic cellular provider, especially one also operating on GSM technology, or for an acquisition by a large, foreign telecommunications complex.

As of December 31, 2002, the core of our portfolio holdings was concentrated in three key service areas: integrated telecommunications, wireless, and cable/pay television services. The portfolio has limited exposure to equipment companies, as the current valuations of many names in this area still do not fit our risk/reward model. Exposure to fiber optic and Internet companies remains limited, as we have been unable to identify more than a few interesting opportunities in these industries.

We anticipate that the economic recovery in 2003 will be steady but slow, and do not foresee a significant increase in capital expenditures, especially from traditional communications companies. However, this year might see positive returns in the communication sector, even if the economy experiences just incremental gains. The most promising segment should continue to be the wireless companies, where LINDNER COMMUNICATIONS FUND is well represented. Our wireless holdings are characterized by superior management and the potential for sustainable growth.

/s/ Ivan Arteaga

Ivan Arteaga, CFA
Vice President & Associate Portfolio Manager
Gabelli Asset Management Company

                                     # # #

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified.

--------------------------------------------------------------------------------
                             LINDNER INVESTMENTS
--------------------------------------------------------------------------------
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
                                 (UNAUDITED)

                                            Number of Shares -
                                            Principal Amount
Name of Issuer and Title of Issue               of Bonds                  Value
---------------------------------------     ------------------        -------------
LINDNER COMMUNICATIONS FUND
---------------------------

COMMON STOCKS (92.98%)

Cable & Other Pay Television Services (8.90%)
  Cablevision Systems Corporation-
     New York Group*                             6,381                $     106,818
  Comcast Corporation*                           9,234                      217,645
  COX Communications, Inc.*                      1,000                       28,400
  EchoStar Communications Corporation*           4,000                       89,040
  Liberty Media Corporation*                    31,200                      278,928
  UnitedGlobalCom, Inc.*                         6,400                       15,360
                                                                      -------------
                                                                            736,191
                                                                      -------------
Communications Equipment (2.23%)
  Allen Telecom Inc.*                            8,000                       75,760
  Motorola, Inc.                                 6,000                       51,900
  Nokia OYJ(F) - ADR                             1,500                       23,250
  Nortel Networks Corporation*,(F)               5,900                        9,499
  Scientific-Atlanta, Inc.                       2,000                       23,720
                                                                      -------------
                                                                            184,129
                                                                      -------------
Incumbent Local Exchange Carriers (4.12%)
  Citizens Communications Company*              27,000                      284,850
  SCANA Corporation                              1,800                       55,728
                                                                      -------------
                                                                            340,578
                                                                      -------------
Integrated Telecommunication Services (56.87%)
  Aliant Inc.(F)                                 5,000                       79,915
  AT&T Corp.                                     4,040                      105,484
  AT&T Wireless Services Inc.*                  35,000                      197,750
  ALLTEL Corporation                             6,000                      306,000
  BCE Inc.(F)                                   11,000                      198,110
  BT Group plc(F) - ADR                          1,800                       56,394
  BellSouth Corporation                          6,000                      155,220
  Broadwing Inc.*                               38,000                      133,760
  Cable and Wireless plc(F) - ADR               29,800                       69,434
  CenturyTel, Inc.                              14,000                      411,320
  Commonwealth Telephone
     Enterprises, Inc.*                          9,000                      322,560
  D&E Communications, Inc.                       2,097                       17,531
  Deutsche Telekom AG(F) - ADR                  23,000                      292,100
  General Communication, Inc.*                  25,000                      167,750
  IDT Corporation*                               5,000                       86,450
  KDDI Corporation(F)                               20                       64,886
  Nextel Partners, Inc.*                         9,000                       54,630
  Nippon Telegraph & Telephone
     Corporation(F) - ADR                        2,400                       42,384
  Philippine Long Distance Telephone
     Company(F) - ADR                            4,000                       20,120
  Qwest Communications International Inc.*      14,000                       70,000
  Rogers Communications, Inc.*,(F)              13,500                      126,630
  SBC Communications, Inc.                       6,000                      162,660
  SK Telecom Co., Ltd.(F) - ADR                  4,000                       85,400
  Sprint Corporation                            11,000                      159,280
  Swisscom AG(F) - ADR                           5,000                      142,550
  Telecom Italia SpA.(F) - ADR                   1,500                      113,970
  Telefonica, S.A.*, (F) - ADR                   6,000                      159,420
  Telefonos de Mexico S.A. de C.V.(F) - ADR      2,700                       86,346
  Telephone & Data Systems, Inc.                 7,000                      329,140
  TELUS Corporation(F)                          11,500                      118,450
  Verizon Communications Inc.                    9,000                      348,750
  Vivendi Universal S.A.(F) - ADR                1,200                       19,284
                                                                      -------------
                                                                          4,703,678
                                                                      -------------
Other Communication Services (1.76%)
  Lockheed Martin Corporation                    1,000                       57,750
  PanAmSat Corporation*                          6,000                       87,840
                                                                      -------------
                                                                            145,590
                                                                      -------------
Printing & Publishing (1.02%)
  Media General, Inc.                              700                       41,965
  R.R.Donnelley Corporation*                     1,000                       29,310
  The News Corporation Ltd.(F)- ADR                500                       13,125
                                                                      -------------
                                                                             84,400
                                                                      -------------
Radio & Television Broadcasting Stations (0.26%)
  CanWest Global Communications Corp.*,(F)       2,800                       11,312
  Paxson Communications Corporation*             5,000                       10,300
                                                                      -------------
                                                                             21,612
                                                                      -------------
Search, Detection & Navigation Equipment (1.29%)
  General Motors Corporation - Class H*         10,000                      107,000
                                                                      -------------
Wireless Telecommunication Services (16.53%)
  America Movil S.A.de C.V.(F)- ADR              3,500                       50,260
  AO VimpelCom*,(F)- ADR                         1,800                       57,618
  mmO2 plc*,(F)- ADR                             1,100                        7,865
  Nextel Communications, Inc.*                  25,000                      288,750
  NTT DoCoMo, Inc.(F)- ADR                       7,500                      136,875
  Price Communications Corporation*              5,000                       69,150
  Rogers Wireless Communications, Inc.*,(F)     17,000                      149,600
  Sprint Corporation (PCS Group)*               15,000                       65,700
  Telecom Italia Mobile S.p.A.(F)               40,000                      182,601
  TeliaSonera* AB(F)- ADR                        6,058                      109,037
  United States Cellular Corporation*            6,000                      150,120
  Vodafone Group plc(F)- ADR                     3,000                       54,360
  Western Wireless Corporation*                  8,500                       45,050
                                                                      -------------
                                                                          1,366,986
                                                                      -------------
Total Common Stocks
   (Cost $10,520,646)                                                     7,690,164
                                                                      -------------
SHORT-TERM INVESTMENTS (7.35%)

  Lindner Government Money
     Market Fund                               608,297                      608,297
                                                                      -------------
Total Short-Term Investments
    (Cost $608,297)                                                         608,297
                                                                      -------------
Total Investments (100.33%)
    (Cost $11,128,943)                                                    8,298,461

Excess of Liabilities over Other Assets (-0.33%)                            (27,526)
                                                                      -------------
Net Assets (100.00%)                                                  $   8,270,935
                                                                      =============

*Non-income producing.
(F)Foreign Security
ADR - American Depository Receipt

                        See Notes to Financial Statements                     13

SEMI-ANNUAL

PERFORMANCE SUMMARY

With an objective of long-term capital appreciation, LINDNER SMALL-CAP GROWTH FUND in the second half of 2002 generated a -21.13% return compared to the -15.63% return of its benchmark, the Russell 2000 Growth Index. For 2002, the Fund generated a -32.73% return versus the -30.26% return of the Russell 2000 Growth Index. Last year was a difficult year for all small-cap stocks as evidenced by the -20.48% return of the Russell 2000 Index.***

The second half of 2002 continued to be difficult for small cap growth stocks, as a consequence of persistent, high market volatility and geo-political uncertainty. In addition, a mix of positive and negative economic data made it unclear whether the economy was slowly stabilizing or about to dip back into a recession.

However, two key factors bode well for the future. First, it is now evident that the economy is experiencing moderate, real growth, with low interest rates and stimulative fiscal policy continuing to sustain this recovery. Second, stock valuations have undergone significant corrections and are now at far more attractive levels than they were at the beginning of 2002.

In the first half of 2003, we believe that one major source of capital expenditures will be spending related to home construction. Retail spending represents two-thirds of the U.S. economy, and as consumers continue to purchase/expand/remodel their homes, there should be little let-up, if not an increase, in the demand for home related goods and products. One portfolio holding that is especially well positioned to benefit from this trend is Oshkosh Truck Company [NYSE: OSK]. Oshkosh provides cement mixers to construction outfits and garbage trucks to the waste management companies that need to service a growing base of homes.

                                                        (continued on next page)

LINDNER SMALL-CAP GROWTH FUND
PERFORMANCE GRAPH
--------------------------------------------------------------------------------
Comparison of change in value of $10,000 invested in the Russell 2000 Growth Index and the Lindner Small-Cap Growth Fund from January 24, 1994 to December 31, 2002.

[CHART OF LINDNER SMALL-CAP GROWTH FUND]

               Small-Cap    Russell 2000
                Growth         Growth
 1/24/1994      10,000         10,000
 6/30/1994       9,580          8,890
 6/30/1995      10,953         11,190
 6/30/1996      13,768         14,154
 6/30/1997      17,204         14,805
 6/30/1998      19,826         16,758
 6/30/1999      19,848         18,148
 6/30/2000      23,075         23,301
 6/30/2001      21,557         17,862
 6/30/2002      15,637         13,397
12/31/2002      12,333         11,303

[END CHART]

         PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
         INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE SO THAT AN
        INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS
                         THAN THEIR ORIGINAL COST.

                  AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES*
                          AS OF DECEMBER 31, 2002

                                               1 YEAR             5 YEAR             INCEPTION
                                               ------             ------             ---------
Lindner Small-Cap Growth Fund
   (inception 1/24/94)                        (32.73%)            (9.08%)              2.37%
Russell 2000 Growth Index**                   (30.26%)            (6.59%)              1.21%

-----------
  * The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

 ** The Russell 2000 Growth Index measures the performance of those Russell
    2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payments of transaction costs and advisory fees associated with an investment in the Fund. Note: You cannot invest directly in an index.

*** The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payments of transaction costs and advisory fees associated with an investment in the Fund. Note: You cannot invest directly in an index.

A number of our current portfolio holdings should benefit from expected increases in military and homeland security spending. These include Flir Systems [NASDAQ: FLIR], a manufacturer of infrared night vision equipment, CAI International [NYSE: CAI], which develops information technology with defense applications, as well as the aforementioned Oshkosh Truck Company, which manufacturers military vehicles.

Healthcare is another sector with attractive growth prospects. Within this sector our company-specific research has identified a number of small biotechnology companies waiting for approval of new products that could represent medical breakthroughs.

As of December 31, 2002, our portfolio had a strong focus on consumer discretionary, healthcare and auto and transportation stocks. We also have a relatively large exposure to energy stocks, which we believe will benefit from the economy's re-emergence. The portfolio has relatively low exposure to sectors and industries where we have been unable to identify compelling growth opportunities, including financial services, materials processing, consumer staples and utilities.

As we enter the new year, our portfolio is strategically positioned to reap the benefits of a mild economic recovery. As an investment manager, we focus on company fundamentals, not on the prospect that a stock may experience a price rise for reasons unrelated to the health of its underlying business. The fundamentals of many small companies are beginning to show marked improvement, which should prove to be a good environment for our style of investing.

/s/ Roger H. Stamper                               /s/ Stephen J. Wisneski, CFA

Roger H. Stamper, CFA                              Stephen J. Wisneski, CFA
Portfolio Manager                                  Portfolio Manager
CastleArk Management, LLC                          CastleArk Management, LLC

                                  # # #

Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
                                  (UNAUDITED)

                                               Number of Shares -
                                                Principal Amount
Name of Issuer and Title of Issue                   of Bonds              Value
--------------------------------------------   ------------------     -------------
LINDNER SMALL-CAP GROWTH FUND
-----------------------------

COMMON STOCKS (99.07%)

Application Software (0.85%)
  ScanSoft, Inc.*                                     11,400          $      59,280
                                                                      -------------
Banks (3.75%)
  East West Bancorp, Inc.                              3,100                111,848
  UCBH Holdings, Inc.                                  3,500                148,575
                                                                      -------------
                                                                            260,423
                                                                      -------------
Biotechnology (4.90%)
  Amylin Pharmaceuticals, Inc.*                        3,100                 50,034
  Neurocrine Biosciences, Inc.*                        1,800                 82,188
  NPS Pharmaceuticals, Inc.*                           2,800                 70,476
  Scios Inc.*                                          2,200                 71,676
  Telik, Inc.*                                         5,700                 66,462
                                                                      -------------
                                                                            340,836
                                                                      -------------
Broadcasting & Cable (1.62%)
  Salem Communications Corporation*                    4,500                112,365
                                                                      -------------
Casinos & Gaming (6.40%)
  Alliance Gaming Corporation*                         6,400                108,992
  Boyd Gaming Corporation*                             6,100                 85,705
  Penn National Gaming, Inc.*                         10,100                160,186
  Shuffle Master, Inc.*                                4,700                 89,817
                                                                      -------------
                                                                            444,700
                                                                      -------------
Computer Storage/Peripheral (0.91%)
  SanDisk Corporation*                                 3,100                 62,930
                                                                      -------------
Computer Hardware (2.58%)
  Pinnacle Systems, Inc.*                             13,200                179,652
                                                                      -------------
Electronic Equipment/Instruments (6.53%)
  FLIR Systems, Inc.*                                  3,200                156,160
  OSI Systems, Inc.*                                   4,700                 79,806
  Photon Dynamics, Inc.*                               3,300                 75,240
  ScanSource, Inc.*                                    1,600                 78,880
  Veeco Instruments Inc.*                              5,500                 63,580
                                                                      -------------
                                                                            453,666
                                                                      -------------
Food Distributors (1.56%)
  Performance Food Group Company*                      3,200                108,669
                                                                      -------------
General Merchandise (0.85%)
  Fred's, Inc.                                         2,300                 59,110
                                                                      -------------
Health Care - Distribution/Services (5.49%)
  Accredo Health, Incorporated*                        6,600                232,650
  Odyssey Healthcare, Inc.*                            3,600                124,920
  VistaCare, Inc.*                                     1,500                 24,015
                                                                      -------------
                                                                            381,585
                                                                      -------------
Health Care - Equipment (2.92%)
  CTI Molecular Imaging, Inc.*                         4,800                118,368
  Cytyc Corporation*                                   8,300                 84,660
                                                                      -------------
                                                                            203,028
                                                                      -------------
Health Care - Facility (1.58%)
  VCA Antech, Inc.*                                    7,300                109,500
                                                                      -------------
Health Care - Managed Care (2.18%)
  AMERIGROUP Corporation*                              5,000                151,550
                                                                      -------------
Health Care - Supplies (1.46%)
  Advanced Neuromodulation Systems, Inc.*              2,900                101,790
                                                                      -------------
Insurance - Brokers (2.18%)
  Hilb, Rogal and Hamilton Company                     3,700                151,330
                                                                      -------------
Internet Software & Services (4.59%)
  Digital River, Inc.*                                 8,900                106,355
  Internet Security Systems, Inc.*                     3,400                 62,322
  WebEx Communications, Inc.*                          4,200                 63,000
  Websense, Inc.*                                      4,100                 87,580
                                                                      -------------
                                                                            319,257
                                                                      -------------
IT Consulting & Services (1.44%)
  CACI International Inc.*                             2,800                 99,792
                                                                      -------------
Leisure Products (1.05%)
  SCP Pool Corporation*                                2,500                 73,000
                                                                      -------------
Machinery - Construction/Farming (3.18%)
  Oshkosh Truck Corporation                            3,600                221,400
                                                                      -------------
Machinery - Industrial (1.65%)
  ESCO Technologies Inc.*                              3,100                114,700
                                                                      -------------
Networking Equipment (2.63%)
  Avocent Corporation*                                 4,600                102,212
  NetScreen Technologies, Inc.*                        4,800                 80,832
                                                                      -------------
                                                                            183,044
                                                                      -------------
Oil & Gas - Drilling (1.17%)
  Unit Corporation*                                    4,400                 81,620
                                                                      -------------
Oil & Gas - Equipment/Services (3.29%)
  Key Energy Services, Inc.*                          12,300                110,331
  Offshore Logistics, Inc.*                            2,300                 50,416
  Superior Energy Services, Inc.*                      8,300                 68,060
                                                                      -------------
                                                                            228,807
                                                                      -------------
Oil & Gas - Exploration & Production (3.65%)
  Encore Acquistion Company*                           6,000                110,520
  Evergreen Resources, Inc.*                           3,200                143,520
                                                                      -------------
                                                                            254,040
                                                                      -------------
Personal Products (1.48%)
  Chattem, Inc.*                                       5,000                102,750
                                                                      -------------
Pharmaceuticals (2.16%)
  Andrx Corp*                                          4,900                 71,883
  American Pharmaceutical Partners, Inc.*              4,400                 78,320
                                                                      -------------
                                                                            150,203
                                                                      -------------
Photographic Products (1.23%)
  Lexar Media, Inc.*                                  13,600                 85,272
                                                                      -------------
Restaurants (4.50%)
  P.F. Chang's China Bistro, Inc.*                     4,300                156,090
  Panera Bread Company*                                4,500                156,645
                                                                      -------------
                                                                            312,735
                                                                      -------------
Retail - Apparel (2.04%)
  Chico's FAS, Inc.*                                   7,500                141,825
                                                                      -------------
Semiconductor Equipment (0.51%)
  Cymer, Inc.*                                         1,100                 35,475
                                                                      -------------
Semiconductors (4.60%)
  DSP Group, Inc.*                                     4,400                 69,608
  Integrated Circuit Systems, Inc.*                    5,200                 94,900
  OmniVision Technologies, Inc.*                       4,000                 54,280
  Skyworks Solutions, Inc.*                            5,400                 46,548
  Zoran Corporation*                                   3,850                 54,169
                                                                      -------------
                                                                            319,505
                                                                      -------------

16                     See Notes to Financial Statements

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
                                  (UNAUDITED)

                                               Number of Shares -
                                                Principal Amount
Name of Issuer and Title of Issue                   of Bonds              Value
--------------------------------------------   ------------------     -------------
LINDNER SMALL-CAP GROWTH FUND
-----------------------------

Services - Data Processing (1.04%)
  Alliance Data Systems Corporation*                   4,100          $      72,652
                                                                      -------------
Services - Diversified/Commercial (3.34%)
  Portfolio Recovery Associates, Inc.*                 5,800                105,856
  Strayer Education, Inc.                              2,200                126,500
                                                                      -------------
                                                                            232,356
                                                                      -------------
Services - Environmental (4.04%)
  Stericycle, Inc.*                                    3,900                126,278
  Waste Connections, Inc.*                             4,000                154,440
                                                                      -------------
                                                                            280,718
                                                                      -------------
Specialty Stores (5.72%)
  Movie Gallery, Inc.*                                 9,700                126,100
  Regis Corporation                                    2,900                 75,371
  Rent-A-Center, Inc.*                                 1,900                 94,905
  Tractor Supply Company*                              2,700                101,520
                                                                      -------------
                                                                            397,896
                                                                      -------------
Total Common Stocks
   (Cost $6,465,156)                                                      6,887,461
                                                                      -------------

SHORT-TERM INVESTMENTS (1.82%)

  Lindner Government Money
     Market Fund                                     126,773                126,773
                                                                      -------------
Total Short-Term Investments
   (Cost $126,773)                                                          126,773
                                                                      -------------
Total Investments (100.89%)
   (Cost $6,591,929)                                                      7,014,234
Excess of Liabilities over Other Assets
   (-0.89%)                                                                 (62,172)
                                                                      -------------
Net Assets (100.00%)                                                  $   6,952,062
                                                                      =============

*Non-income producing.

                       See Notes to Financial Statements                      17

SEMI-ANNUAL PERFORMANCE SUMMARY

With the primary objective of long-term capital appreciation in both bull and bear markets, LINDNER MARKET NEUTRAL FUND returned 0.51% in the second half of 2002 compared to a 0.73% return of its benchmark, the 90-day T-Bill Index. For 2002, the Fund returned -1.01% compared to a 1.59% return of the benchmark.

The Fund outperformed its benchmark in 4 of the last 6 months, but experienced underperformance relative to its benchmark in October and November. This relative underperformance was the result of a market reversal, in which companies with relatively strong fundamentals and sound balance sheets underperformed weaker companies. Indeed, the stock prices of heavily leveraged companies with low credit ratings rose 25%-40% during November, while companies with the highest credit rating returned only 2%-3%.

This was prompted, in part, by the Federal Reserve's latest rate cut, which took interest rates to their lowest level in more than four decades. Additionally, Fed Chairman Alan Greenspan reassured investors that the Fed had other means at its disposal to increase the money supply and stimulate the economy. The market sensed that Fed actions, now and in the future, would help to bail out heavily indebted companies. As a result, investors showed renewed interest in stocks they had previously disdained. In November 2002, LINDNER MARKET NEUTRAL FUND did not benefit from this trend because we were net long the stronger-rated companies in our portfolio. This net long strategy had been profitable for the prior 18 months.

                                                        (continued on next page)

LINDNER MARKET NEUTRAL FUND
PERFORMANCE GRAPH
--------------------------------------------------------------------------------
Comparison of change in value of $10,000 invested in the 90 Day T-Bill Index and the Lindner Market Neutral Fund from February 11,1994 (inception) to December 31,2002.

[CHART OF LINDNER MARKET NEUTRAL FUND]

               Market Neutral    90 day T-Bill
 2/11/1994         10,000           10,000
 6/30/1994         10,243           10,156
 6/30/1995         10,253           10,704
 6/30/1996         12,657           11,267
 6/30/1997         10,324           11,849
 6/30/1998          9,283           12,460
 6/30/1999          9,682           13,031
 6/30/2000         11,546           13,729
 6/30/2001         11,844           14,452
 6/30/2002         11,004           14,759
12/31/2002         11,061           14,867

[END CHART]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND
 PRINCIPAL WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE
                 WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                  AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES*
                           AS OF DECEMBER 31, 2002

                                   1 YEAR    5 YEAR    INCEPTION
                                   ------    ------    ---------
Lindner Market Neutral Fund
  (inception 2/11/94)              (1.01%)    2.99%      1.14%
90 Day T-Bill Index**               1.59%     4.11%      4.55%

-----------
 * The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

** The 90 day Treasury Bills contract trades on the International Monetary
   Market (IMM) of the Chicago Mercantile Exchange (CME) with a face value of $1,000,000. The 90 day Treasury Bills Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payments of transaction costs and advisory fees associated with an investment in the Fund.

We believe that the November 2002 experience signaled a change in market leadership that will endure past 2003. Looking ahead, our task is to find these new leaders for the current year and into 2004, which are not likely to be the same as those of the last two years. In response to this new environment, we are prepared to:

     o Continue to follow our fundamental, core philosophy in order to identify what we believe are the best holdings for our long and short positions.

     o Place greater emphasis on normalized earnings and profitability in addition to our focus on current valuation.

     o  Seek to anticipate where the new leaders will drive the market.

For our long positions, we currently favor well-capitalized companies without debt leverage that can participate in the improving economic environment. We expect such an environment will foster improved business spending and shift leadership toward the technology, capital goods, commodities and energy sectors. Among the companies that have caught our attention are EMC (NYSE:EMC), an information storage company with strong fundamentals, and Hewlett-Packard (NYSE:HPQ), which has undergone significant cost reductions.

Candidates for our short positions include cyclical consumer stocks and regional financial companies, especially those that have benefited from a low interest rate environment. An example is Capital One Financial Corporation (NYSE:COF), which may have derived a significant proportion of its "growth" by internal accounting rather than market penetration.

As we enter 2003, we expect the economic recovery to continue at a moderate pace. We are confident that our core philosophy of focusing on fundamentals will serve us well throughout the year.

/s/ Dave Cameron                           /s/ Sean Fitzgibbon

Dave Cameron, CFA                          Sean Fitzgibbon, CFA
Portfolio Manager, Chief Equity Officer    Portfolio Manager
Standish Mellon Asset Management, LLC      Standish Mellon Asset Management, LLC

                                     # # #

Investment in the Lindner Market Neutral Fund is different than an investment in a 3-month Treasury bill. Treasury Bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return.

Although a fund's potential gain is limited to the amount of which it sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold short.

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
                                  (UNAUDITED)

                                               Number of Shares -
                                                Principal Amount
Name of Issuer and Title of Issue                   of Bonds              Value
--------------------------------------------   ------------------     -------------
LINDNER MARKET NEUTRAL FUND
---------------------------

COMMON STOCKS (91.90%)

Chemicals (0.48%)
  Air Products and Chemicals, Inc.                       900          $      38,475
                                                                      -------------
Commercial Services (4.12%)
  Automatic Data Processing, Inc.                      1,800                 70,650
  First Data Corporation                               2,800                 99,148
  Gannett Co., Inc.                                    1,100                 78,980
  Valassis Communications, Inc.*                       1,100                 32,373
  Viacom Inc.*                                         1,300                 52,988
                                                                      -------------
                                                                            334,139
                                                                      -------------
Communication Services (0.45%)
  CenturyTel, Inc.                                     1,250                 36,725
                                                                      -------------
Communications (0.42%)
  Polycom, Inc.*                                       3,600                 34,272
                                                                      -------------
Consumer Cyclicals (8.66%)
  Applebee's International, Inc.                       2,800                 64,935
  bebe stores, Inc.*                                   3,100                 41,540
  BJ's Wholesale Club, Inc.*                           1,900                 34,770
  Circuit City Stores, Inc.                            4,300                 31,906
  Fairmont Hotels & Resorts Inc.(F)                    3,150                 74,183
  Harrah's Entertainment, Inc.*                        1,950                 77,220
  Limited Brands                                       5,600                 78,008
  Lowe's Companies, Inc.                               1,750                 65,625
  Nordstrom, Inc.                                      2,450                 46,476
  Saks Incorporated*                                   7,200                 84,528
  The Finish Line, Inc.*                               5,300                 55,985
  Wendy's International, Inc.                          1,750                 47,372
                                                                      -------------
                                                                            702,548
                                                                      -------------
Consumer Staples (10.36%)
  Adolph Coors Company                                 1,450                 88,813
  Campbell Soup Company                                1,600                 37,552
  ConAgra Foods, Inc.                                  3,300                 82,533
  CVS Corporation                                      2,950                 73,661
  Dean Foods Company*                                  2,450                 90,895
  Delta and Pine Land Company                          1,900                 38,779
  Energizer Holdings, Inc.*                            1,900                 53,010
  International Flavors & Fragrances, Inc.             2,550                 89,505
  Longs Drug Stores Corporation                        1,900                 39,406
  McCormick & Company Incorporated                     2,450                 56,840
  Safeway Inc.*                                        1,600                 37,376
  Sara Lee Corporation                                 1,700                 38,267
  The Clorox Company                                     900                 37,125
  The Dial Corporation                                 3,800                 77,406
                                                                      -------------
                                                                            841,168
                                                                      -------------
Drugs & Devices (9.37%)
  Amgen Inc.*                                            800                 38,672
  Baxter International Inc.                            2,050                 57,400
  C.R. Bard, Inc.                                        500                 29,000
  Diagnostic Products Corporation                      1,000                 38,620
  Invitrogen Corporation*                              1,300                 40,677
  Mylan Laboratories Inc.                              1,200                 41,880
  Pfizer Inc.                                          2,550                 77,954
  Pharmacia Corporation                                3,400                142,120
  Protein Design Labs, Inc.*                           5,050                 42,925
  Respironics, Inc.*                                   1,300                 39,560
  St.Jude Medical, Inc.*                               1,100                 43,692
  STERIS Corporation                                   5,250                127,312
  Wyeth                                                1,100                 41,140
                                                                      -------------
                                                                            760,952
                                                                      -------------
Early Cyclicals (6.80%)
  BorgWarner, Inc.                                     1,550                 78,151
  Cooper Tire & Rubber Company                         2,900                 44,486
  Furniture Brands International, Inc.*                1,600                 38,160
  Harley-Davidson, Inc.                                1,500                 69,300
  Johnson Controls, Inc.                                 450                 36,077
  Masco Corporation                                    5,650                118,932
  Maytag Corporation                                   1,850                 52,725
  The Toro Company                                       600                 38,340
  Whirlpool Corporation                                1,450                 75,719
                                                                      -------------
                                                                            551,890
                                                                      -------------
Energy (4.51%)
  Anadarko Petroleum Corporation                         950                 45,505
  ConocoPhillips                                         950                 45,971
  Pogo Producing Company                               1,450                 54,012
  Rowan Companies, Inc.*                               1,600                 36,320
  Tidewater Inc.                                       1,550                 48,205
  Transocean Inc.                                      2,200                 51,040
  Valero Energy Corporation                            1,100                 40,634
  Varco International, Inc.*                           2,550                 44,370
                                                                      -------------
                                                                            366,057
                                                                      -------------
Financial Services (13.06%)
  Ambac Financial Group, Inc.                            700                 39,368
  Associated Banc-Corp                                 2,350                 79,759
  Bank of America Corporation                            600                 41,742
  Banknorth Group, Inc.                                3,050                 68,930
  Charter One Financial, Inc.                          3,850                110,611
  Commerce Bancshares, Inc.                            1,050                 41,254
  Fannie Mae                                           1,600                102,928
  First Tennessee National Corporation                 1,500                 53,910
  FleetBoston Financial Corporation                    1,100                 26,730
  Freddie Mac                                            950                 56,098
  MBNA Corporation                                     2,400                 45,648
  New York Community Bancorp, Inc.                     4,800                138,624
  Prudential Financial, Inc.                           3,750                119,025
  The Goldman Sachs Group, Inc.                          600                 40,860
  Wachovia Corporation                                   600                 21,864
  Wells Fargo & Company                                  800                 37,496
  Zions Bancorporation                                   900                 35,414
                                                                      -------------
                                                                          1,060,261
                                                                      -------------
Health Care Services (5.87%)
  Accredo Health, Incorporated*                          825                 29,081
  AdvancePCS*                                          1,400                 31,094
  AmerisourceBergen Corporation                        1,150                 62,457
  Apria Healthcare Group Inc.*                         2,700                 60,048
  Coventry Health Care, Inc.*                          1,200                 34,836
  Fisher Scientific International, Inc.*               2,050                 61,664
  Henry Schein, Inc.*                                  2,000                 90,000
  Omnicare, Inc.                                       2,250                 54,040
  WellPoint Health Networks Inc.*                        750                 53,370
                                                                      -------------
                                                                            476,590
                                                                      -------------
Independent Exploration (0.00%)
  Uranium Resources, Inc.*                           383,341                     --
                                                                      -------------

20                     See Notes to Financial Statements

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
                                  (UNAUDITED)

                                               Number of Shares -
                                                Principal Amount
Name of Issuer and Title of Issue                   of Bonds              Value
--------------------------------------------   ------------------     -------------
LINDNER MARKET NEUTRAL FUND
---------------------------

Industrial Machinery (9.15%)
  Alliant Techsystems Inc.*                            1,600          $      99,760
  AMETEK, Inc.                                           950                 36,566
  Eaton Corporation                                      950                 74,204
  General Dynamics Corporation                         1,300                103,181
  Ingersoll-Rand Company(F)                            1,900                 81,814
  ITT Industries, Inc.                                 2,100                127,449
  Lockheed Martin Corporation                          1,750                101,063
  Northrop Grumman Corporation                           400                 38,800
  Rockwell Collins, Inc.                               3,450                 80,247
                                                                      -------------
                                                                            743,084
                                                                      -------------
Industrial Services (3.77%)
  Jacobs Engineering Group Inc.*                       2,500                 89,000
  Old Dominion Freight Line, Inc.*                       500                 14,145
  Republic Services, Inc.*                             6,800                142,664
  Yellow Corporation*                                  2,400                 60,458
                                                                      -------------
                                                                            306,267
                                                                      -------------
Property & Casualty (3.69%)
  American Financial Group, Inc.                       3,650                 84,206
  American International Group, Inc.                     900                 52,065
  Old Republic International Corporation               2,450                 68,600
  RenaissanceRE Holdings Ltd.(F)                       2,400                 95,040
                                                                      -------------
                                                                            299,911
                                                                      -------------
REITS (6.95%)
  Boston Properties, Inc.                              1,000                 36,860
  CBL & Associates Properties, Inc.                    2,650                106,133
  General Growth Properties, Inc.                      2,150                111,800
  Liberty Property Trust                               3,250                103,805
  Parkway Properties, Inc.                             1,500                 52,620
  Prentiss Properties Trust                            1,700                 48,076
  PS Business Parks, Inc.                              2,300                 73,140
  United Dominion Realty Trust                         1,950                 31,902
                                                                      -------------
                                                                            564,336
                                                                      -------------
Semiconductor's (0.34%)
  Skyworks Solutions, Inc.*                            3,200                 27,584
                                                                      -------------
Software (2.14%)
  Microsoft Corporation*                               1,450                 74,965
  Oracle Corporation*                                  3,900                 42,120
  Symantec Corporation*                                1,400                 56,714
                                                                      -------------
                                                                            173,799
                                                                      -------------
Systems (1.28%)
  International Business Machines
     Corporation (IBM)*                                  600                 46,500
  Lexmark International, Inc.*                           950                 57,475
                                                                      -------------
                                                                            103,975
                                                                      -------------
Utilities (0.48%)
  Energy East Corporation                              1,750                 38,657
                                                                      -------------
Total Common Stocks
   (Cost $8,675,860)                                                      7,460,690
                                                                      -------------

SHORT-TERM INVESTMENTS (2.55%)

  Lindner Government Money
     Market Fund                                     206,823                206,823
                                                                      -------------
Total Short-Term Investments
   (Cost $206,823)                                                          206,823
                                                                      -------------
Total Investments (94.45%)
   (Cost $8,882,683)                                                      7,667,513
Cash Deposits with Broker for
   Securities Sold Short (1.57%)                                            127,744
Receivable from Brokers for
   Securities Sold Short (95.96%)                                         7,790,223
Securities Sold Short (-91.97%)                                          (7,466,234)
Excess of Liabilities over Other Assets (-0.01%)                             (1,234)
                                                                      -------------
Net Assets (100.00%)                                                  $   8,118,012
                                                                      =============

SCHEDULE OF SECURITIES SOLD SHORT

  A.C. Moore Arts & Crafts, Inc.                      (3,600)               (45,756)
  Adobe Systems Incorporated                          (3,100)               (76,883)
  Allergan, Inc.                                        (650)               (37,453)
  American Eagle Outfitters, Inc.                     (2,800)               (38,584)
  AmSouth Bancorporation                              (2,800)               (53,760)
  Applera Corporation-Applied
     Biosystems Group                                 (3,950)               (69,283)
  Archstone-Smith Trust                               (2,100)               (49,434)
  AstroPower, Inc.                                    (2,700)               (21,573)
  Baker Hughes Incorporated                           (1,100)               (35,409)
  Bank One Corporation                                (2,000)               (73,100)
  BankUnited Financial Corporation                    (1,600)               (25,888)
  BB&T Corporation                                    (2,050)               (75,830)
  BJ Services Company                                 (1,600)               (51,696)
  BMC Software, Inc.                                  (4,450)               (76,139)
  Bob Evans Farms, Inc.                               (3,000)               (70,050)
  BRE Properties, Inc.                                (3,250)              (101,400)
  Brooks-PRI Automation, Inc.                         (3,000)               (34,380)
  Brown-Forman Corporation                              (950)               (62,092)
  Callaway Golf Company                               (3,600)               (47,700)
  Cardinal Health, Inc.                                 (550)               (32,555)
  Cephalon, Inc.                                      (1,000)               (48,668)
  Chattem, Inc.                                       (1,700)               (34,935)
  Cincinnati Financial Corporation                    (1,400)               (52,570)
  Cintas Corporation                                  (2,100)               (96,075)
  Colgate-Palmolive Company                           (1,700)               (89,131)
  Commercial Net Lease Realty                         (4,150)               (63,619)
  Costco Wholesale Corporation                        (1,850)               (51,911)
  Cousins Properties, Inc.                            (1,650)               (40,755)
  Del Monte Foods Company                                 (1)                    (3)
  Dillard's, Inc.                                     (3,100)               (49,166)
  Dollar General Corporation                          (6,150)               (73,493)
  Dover Corporation                                   (3,850)              (112,266)
  Dow Jones & Company, Inc.                           (2,000)               (86,460)
  El Paso Electric Company                            (3,350)               (36,850)
  Eli Lilly and Company                               (1,200)               (76,200)
  Emerson Electric Company                            (2,000)              (101,700)
  Equitable Resources, Inc.                           (1,100)               (38,544)
  Expeditors International of
     Washington, Inc.                                 (1,750)               (57,137)
  Extended Stay America, Inc.                         (4,450)               (65,638)
  Exxon Mobil Corporation                             (1,100)               (38,434)
  FactSet Research Systems Inc.                       (2,100)               (59,367)

                       See Notes to Financial Statements                      21

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
                                  (UNAUDITED)

                                               Number of Shares -
                                                Principal Amount
Name of Issuer and Title of Issue                   of Bonds              Value
--------------------------------------------   ------------------     -------------
LINDNER MARKET NEUTRAL FUND
---------------------------

SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED)

  Fastenal Company                                    (1,750)         $     (65,432)
  Fifth Third Bancorp                                 (2,150)              (125,883)
  Flushing Financial Corporation                      (1,450)               (23,748)
  G&K Services, Inc.                                    (800)               (28,321)
  General Mills, Inc.                                 (1,300)               (61,035)
  Goodrich Corporation                                (3,300)               (60,456)
  Greater Bay Bancorp                                 (2,100)               (36,309)
  H.J. Heinz Company                                  (3,250)              (106,828)
  Hasbro, Inc.                                        (2,600)               (30,030)
  Helmerich & Payne, Inc.                             (1,300)               (36,283)
  HON Industries, Inc.                                (4,650)              (131,502)
  Honeywell International Inc.                        (1,500)               (36,000)
  Hormel Foods Corporation                            (3,300)               (76,989)
  Hubbell Incorporated                                (1,600)               (56,224)
  Huntington Bancshares Incorporated                  (3,950)               (73,904)
  Illinois Tool Works Inc.                            (1,650)              (107,019)
  IMS Health Incorporated                             (7,650)              (122,400)
  Invacare Corporation                                (2,850)               (94,905)
  Johnson & Johnson                                   (1,600)               (85,936)
  Kellogg Company                                     (2,200)               (75,394)
  KeyCorp                                             (2,100)               (52,794)
  Kohl's Corporation                                  (1,850)              (103,507)
  Lennox International Inc.                           (5,300)               (66,515)
  Lincare Holdings Inc.                               (3,100)               (98,022)
  Lincoln National Corporation                        (1,250)               (39,475)
  Manor Care, Inc.                                    (4,350)               (80,954)
  Manufactured Home Communities, Inc.                 (3,150)               (93,334)
  Markel Corporation                                    (400)               (82,200)
  Marriot International, Inc.                         (3,100)              (101,897)
  Marsh & McLennan Companies Inc.                     (2,050)               (94,731)
  Media General, Inc.                                   (600)               (35,970)
  Mettler-Toledo International Inc.(F)                (1,200)               (38,472)
  Mission West Properties Inc.                        (2,400)               (23,760)
  Noble Corporation                                   (1,100)               (38,665)
  Noble Energy, Inc.                                  (1,450)               (54,447)
  Northern Trust Corporation                          (2,400)               (84,120)
  Novellus Systems, Inc.                              (2,800)               (78,624)
  Parker-Hannifin Corporation                         (1,000)               (46,130)
  PeopleSoft, Inc.                                    (2,100)               (38,430)
  Polaris Industries Inc.                               (650)               (38,090)
  Powell Industries, Inc.                             (3,900)               (66,608)
  Praxair, Inc.                                         (700)               (40,439)
  Principal Financial Group, Inc.                     (1,300)               (39,169)
  ProLogis                                            (2,550)               (64,133)
  Racing Champions Ertl Corporation                   (2,700)               (36,855)
  Raytheon Company                                    (1,500)               (46,125)
  Realty Income Corporation                           (1,350)               (47,250)
  RehabaCare Group, Inc.                              (4,200)               (80,136)
  Robert Half International Inc.                      (2,750)               (44,302)
  Roslyn Bancorp, Inc.                                (1,250)               (22,538)
  Schering-Plough Corporation                         (3,350)               (74,370)
  SLM Corporation                                       (700)               (72,702)
  Snap-on Incorporated                                (3,100)               (87,141)
  Stryker Corporation                                 (1,250)               (83,900)
  Sun Communities, Inc.                               (2,000)               (73,140)
  Sun Microsystems, Inc.                              (9,400)               (29,234)
  Sunoco, Inc.                                        (1,600)               (53,088)
  Techne Corporation                                  (4,350)              (124,271)
  The Charles Schwab Corporation                      (9,500)              (103,075)
  The Coca-Cola Company                               (1,200)               (52,584)
  The Estee Lauder Companies Inc.                     (2,650)               (69,960)
  The Interpublic Group of Companies, Inc.            (2,700)               (37,527)
  The J.M. Smucker Company                            (1,350)               (53,744)
  The Reynolds and Reynolds Company                     (900)               (22,923)
  The Stanley Works                                   (2,600)               (89,908)
  Toll Brothers, Inc.                                 (2,700)               (54,540)
  TriQuint Semiconductor, Inc.                        (6,000)               (25,440)
  Tuesday Morning Corporation                         (2,000)               (34,200)
  United Parcel Service, Inc.                           (600)               (37,848)
  US Oncology, Inc.                                   (9,450)               (81,932)
  Valley National Bancorp                             (4,300)              (113,391)
  W.W. Grainger, Inc.                                 (1,600)               (82,480)
  Walgreen Co.                                        (3,100)               (90,489)
  Waste Management, Inc.                              (5,200)              (119,184)
  Webster Financial Corporation                         (700)               (24,360)
  Williams-Sonoma, Inc.                               (2,350)               (63,802)
  Wilmington Trust Corporation                        (1,850)               (58,608)
  York International Corporation                      (3,450)               (88,216)
                                                                      -------------
                                                                      $  (7,466,234)
                                                                      =============

*Non-income producing.
(F)Foreign security.
ADR - American Depository Receipt.
All financial assets are held as eligible collateral.

22                     See Notes to Financial Statements

SEMI-ANNUAL PERFORMANCE SUMMARY
LINDNER GOVERNMENT MONEY MARKET FUND

With the primary objective of providing current income consistent with the preservation of capital and liquidity, Lindner Government Money Market Fund returned 0.68% in the second half of 2002. For the year 2002, the Fund returned 1.51%.

The Fund has operated effectively in an environment in which interest rates were at their lowest level in more than four decades. However, while lower rates were a plus for prospective house buyers and homeowners, they worked against investors and fund managers who wished to achieve a higher money market yield.

During the six months ending December 31, 2002, the Federal Reserve lowered the Fed funds rate by 50 basis points to 1.25%. In this period, Lindner Government Money Market Fund benefited by purchasing value-added odd-lot securities, both to extend the average weighted maturity of the portfolio and enhance yield. However, the extremely flat short-term yield curve made it unusually difficult to add significant yield in the long end of the money market curve, which has stubbornly fluctuated between 10 and 25 basis points above the Fed funds target.

To ensure that the economy does not lose momentum, the Federal Reserve has clearly stated its intention to keep short-term interest rates low. As a result, the strategy of purchasing longer term securities (up to 397 days) to significantly increase portfolio yield may be less effective than in other interest rate environments. We therefore look for timing and security selection to add more value.

However, if the economy produces favorable results on a consistent basis in the months ahead, it is quite possible that the yield curve will begin to steepen. In effect, the market will anticipate higher interest rates, as the Fed may be prone to raise short-term rates if economic growth appears to be triggering inflation. As a result, the spread between long and short rates will widen and a heavy barbell strategy-in which the Fund's exposure is heaviest around the shortest and longest end of its range-may help to increase money market fund yields. While interest rates may rise, we do not expect a dramatic move in the next 9 to 12 months.

/s/ Jeffrey Plotnik

Jeffrey Plotnik
Vice President & Portfolio Manager
U.S. Bank Asset Management, Inc.

                                       #

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------
                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
                                  (UNAUDITED)

                                               Number of Shares -
                                                Principal Amount
Name of Issuer and Title of Issue                   of Bonds              Value
--------------------------------------------   ------------------     -------------
LINDNER GOVERNMENT MONEY MARKET FUND
------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES (77.37%)

FFCB
  FFCB, 5.000%, 2/03/2003                         $  150,000          $     150,389
  FFCB, 5.720%, 2/04/2003                            625,000                627,101
  FFCB, 5.550%, 3/12/2003                            150,000                150,907
  FFCB, 4.375%, 5/01/2003                            360,000                362,189
  FFCB, 1.320%, 5/05/2003                          4,000,000              3,996,773
  FFCB, 5.850%, 5/28/2003                            270,000                273,715
  FFCB, 4.250%, 7/01/2003                            330,000                333,545
  FFCB, 5.090%, 12/08/2003                           250,000                258,579
FHLB
  FHLB, 5.530%, 1/15/2003                            265,000                265,314
  FHLB, 7.000%, 2/14/2003                            320,000                321,773
  FHLB, 6.050%, 3/27/2003                            750,000                755,636
  FHLB, 1.670%, 4/21/2003                          2,000,000              1,999,666
  FHLB, 1.625%, 8/12/2003                            350,000                349,525
  FHLB, 5.575%, 9/02/2003                            200,000                204,841
  FHLB, 3.125%, 11/14/2003                           150,000                151,558
FHLMC
  FHLMC, 6.220%, 3/24/2003                           100,000                100,797
  FHLMC, 7.375%, 5/15/2003                           400,000                407,207
  FHLMC, 5.990%, 12/01/2003                          260,000                270,286
  FHLMCDN, 1.270%, 1/21/2003                       3,000,000              2,997,883
FNMA
  FNMA, 1.650%, 12/15/2003                           342,000                336,634
                                                                      -------------
Total U.S. Government Agency Securities
   (Cost $14,314,318)                                                    14,314,318
                                                                      -------------

TEMPORARY CASH INVESTMENTS (24.60%)

Investment Companies (8.38%)
  AIM STIC Government Obligations                    796,079                796,079
  Goldman Sachs Financial Square
     Government Fund                                 753,597                753,597
                                                                      -------------
Total Investment Companies
   (Cost $1,549,676)                                                      1,549,676
                                                                      -------------
Repurchase Agreements (16.22%)
  Lehman Brothers, 1.200%, dated
     12/31/2002, matures 1/02/2003,
     repurchase price $3,500,200
     (collateralized by FHLMC,
     6.75%:total market value
     $3,069,740)                                   3,000,000              3,000,000
                                                                      -------------
Total Repurchase Agreements
   (Cost $3,000,000)                                                      3,000,000
                                                                      -------------
Total Temporary Cash Investments
   (Cost $4,549,676)                                                      4,549,676
                                                                      -------------
Total Investments (101.97%)
   (Cost $18,863,994)                                                    18,863,994
                                                                      -------------
Excess of Liabilities over Other Assets
   (-1.97%)                                                                (363,356)
                                                                      -------------
Net Assets (100.00%)                                                  $  18,500,638
                                                                      =============

FFCB = Federal Farm Credit Bureau
FHLB = Federal Home Loan Banks
FHLMC = Federal Home Loan Mortgage Corporation
FHLMCDN = Federal Home Loan Mortgage Corporation Discount Note
FNMA = Federal National Mortgage Association

24                     See Notes to Financial Statements

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002
                                  (UNAUDITED)

                                                               LINDNER            LINDNER            LINDNER             LINDNER
                                                              LARGE-CAP         GROWTH AND        COMMUNICATIONS        SMALL-CAP
                                                             GROWTH FUND        INCOME FUND            FUND            GROWTH FUND
                                                            -------------      -------------      --------------      -------------
ASSETS:
  Investment in securities of unaffiliated issuers,
     at value                                               $  89,529,859      $ 174,438,356      $   8,298,461       $   7,014,234
  Investment in securities of affiliated issuers,
     at value                                                          --                 --                 --                  --
  Receivable from Adviser                                              --                 --                 --                  --
  Receivable for securities sold                                       --                 --             23,875                  --
  Receivable for capital shares sold                                  573              6,340                 --                  --
  Receivable from broker for proceeds on
     securities sold short                                             --                 --                 --                  --
  Cash deposits with broker for
     securities sold short                                             --                 --                 --                  --
  Receivable for dividends and interest                            45,486            520,889              8,264                 289
  Prepaid expenses and other assets                                13,330             19,369              9,569               9,190
                                                            -------------      -------------      -------------       -------------
       Total assets                                            89,589,248        174,984,954          8,340,169           7,023,713
                                                            -------------      -------------      -------------       -------------
LIABILITIES
  Securities sold short, at value                                      --                 --                 --                  --
  Payable for securities purchased                                 20,246                 --                 --               3,134
  Payable for capital shares redeemed                             123,308            215,507             40,137              45,499
  Payable to custodian                                                 --                 --                 --                  --
  Payable to Adviser                                               51,202            107,142                755                 523
  Accrued distribution fee                                          3,131              4,650              1,147                 930
  Dividends payable to shareholders                                    --                 --                 --                  --
  Dividends payable on short positions                                 --                 --                 --                  --
  Accrued expenses and other liabilities                          146,865            190,020             27,195              21,565
                                                            -------------      -------------      -------------       -------------
       Total liabilities                                          344,752            517,319             69,234              71,651
                                                            -------------      -------------      -------------       -------------
NET ASSETS                                                  $  89,244,496      $ 174,467,635      $   8,270,935       $   6,952,062
                                                            =============      =============      =============       =============
NET ASSETS CONSIST OF:
  Capital (par value, $0.01, $0.01, $0.01, $0.01,
     $0.01 and $1.00 per share and additional
     paid-in capital, respectively)                         $ 212,546,009      $ 364,339,782      $  26,604,234       $  11,140,395
  Undistributed net investment income (loss)                     (278,633)            (4,616)            (7,871)            (51,804)
  Accumulated net realized gain (loss) on
     investments and foreign currency transactions           (110,095,899)      (153,217,655)       (15,494,976)         (4,558,834)
  Net unrealized appreciation (depreciation) on
     investments and translation of assets
     and liabilities in foreign currency                      (12,926,981)       (36,649,876)        (2,830,452)            422,305
                                                            -------------      -------------      -------------       -------------
       TOTAL NET ASSETS                                     $  89,244,496      $ 174,467,635      $   8,270,935       $   6,952,062
                                                            =============      =============      =============       =============

  Shares of beneficial interest outstanding                    14,010,330         10,727,720          1,559,491           1,551,430
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE                                           $        6.37      $       16.26      $        5.30       $        4.48
                                                            =============      =============      =============       =============
  Investment in securities of unaffiliated issuers,
     at cost:                                               $ 102,456,840      $ 211,088,232      $  11,128,943       $   6,591,929
  Investment in securities of affiliated issuers,
     at cost:                                               $          --      $          --      $          --       $          --
  Proceeds for securities sold short:                       $          --      $          --      $          --       $          --

                                                               LINDNER             LINDNER
                                                                MARKET            GOVERNMENT
                                                               NEUTRAL           MONEY MARKET
                                                                 FUND                FUND
                                                            --------------      --------------
ASSETS:
  Investment in securities of unaffiliated issuers,
     at value                                               $    7,667,513      $   18,863,994
  Investment in securities of affiliated issuers,
     at value                                                           --                  --
  Receivable from Adviser                                               --               5,479
  Receivable for securities sold                                   150,894                 200
  Receivable for capital shares sold                               364,042                  --
  Receivable from broker for proceeds on
     securities sold short                                       7,790,223                  --
  Cash deposits with broker for
     securities sold short                                         127,744                  --
  Receivable for dividends and interest                                262              85,483
  Prepaid expenses and other assets                                 15,839              10,089
                                                            --------------      --------------
       Total assets                                             16,116,517          18,965,245
                                                            --------------      --------------
LIABILITIES
  Securities sold short, at value                                7,466,234                  --
  Payable for securities purchased                                 141,996                  --
  Payable for capital shares redeemed                              361,021             426,562
  Payable to custodian                                                  --                  --
  Payable to Adviser                                                 7,036                  --
  Accrued distribution fee                                             775                  --
  Dividends payable to shareholders                                     --               4,911
  Dividends payable on short positions                               1,684                  --
  Accrued expenses and other liabilities                            19,759              33,134
                                                            --------------      --------------
       Total liabilities                                         7,998,505             464,607
                                                            --------------      --------------
NET ASSETS                                                  $    8,118,012      $   18,500,638
                                                            ==============      ==============
NET ASSETS CONSIST OF:
  Capital (par value, $0.01, $0.01, $0.01, $0.01,
     $0.01 and $1.00 per share and additional
     paid-in capital, respectively)                         $   33,551,537      $   18,500,638
  Undistributed net investment income (loss)                        (5,091)                 --
  Accumulated net realized gain (loss) on
     investments and foreign currency transactions             (24,483,747)                 --
  Net unrealized appreciation (depreciation) on
     investments and translation of assets
     and liabilities in foreign currency                          (944,687)                 --
                                                            --------------      --------------
       TOTAL NET ASSETS                                     $    8,118,012      $   18,500,638
                                                            ==============      ==============
  Shares of beneficial interest outstanding                      1,376,410          18,500,638
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
   PRICE PER SHARE                                          $         5.90      $         1.00
                                                            ==============      ==============
  Investment in securities of unaffiliated issuers,
     at cost:                                               $    8,882,683      $   18,863,994
  Investment in securities of affiliated issuers,
     at cost:                                               $           --      $           --
  Proceeds for securities sold short:                       $    7,736,717      $           --

                       See Notes to Financial Statements                      25

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------
                            STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2002
                                  (UNAUDITED)

                                                               LINDNER            LINDNER            LINDNER             LINDNER
                                                              LARGE-CAP         GROWTH AND        COMMUNICATIONS        SMALL-CAP
                                                             GROWTH FUND        INCOME FUND            FUND            GROWTH FUND
                                                            -------------      -------------      --------------      -------------
INVESTMENT INCOME
Income:
  Dividends*                                                $     369,868      $   1,430,684      $      47,329       $       3,334
  Interest                                                         10,629            679,108              2,473               3,948
                                                            -------------      -------------      -------------       -------------
    Total income                                                  380,497          2,109,792             49,802               7,282
                                                            -------------      -------------      -------------       -------------
Expenses:(Note 3)
  Management fees                                                 390,595            648,957             37,208              37,421
  Transfer agent fees                                             161,368            221,536             20,056              15,824
  Professional fees                                                56,304             97,888              4,968               5,336
  Administration fees                                              48,824             92,708              3,721               3,939
  Report printing                                                  21,160             30,360              3,680               2,208
  Insurance expense                                                18,584             31,464              1,656               1,840
  Fund accounting fees                                             24,840             34,960             16,744              12,512
  12b-1 fees                                                       18,584             27,600              6,808               5,520
  Custodian fees                                                   11,592             19,136              1,104               1,288
  Trustee fees                                                     11,960             21,160              1,288               1,104
  Registration and regulatory fees                                  7,544              5,152              7,176               6,624
  Dividend expense on short positions**                                --                 --                 --                  --
  Other expenses                                                      553              2,576                184                 184
                                                            -------------      -------------      -------------       -------------
    Total expenses                                                771,908          1,233,497            104,593              93,800
      Expenses waived by advisor (Note 3)                        (112,778)           (74,646)           (46,920)            (34,714)
                                                            -------------      -------------      -------------       -------------
      Net expenses                                                659,130          1,158,851             57,673              59,086
                                                            -------------      -------------      -------------       -------------
  Net investment income (loss)                                   (278,633)           950,941             (7,871)            (51,804)
                                                            -------------      -------------      -------------       -------------
REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS:
Net realized gain (loss) on:
  Investments of unaffiliated issuers                         (17,162,245)       (18,958,890)          (390,974)         (1,485,985)
  Investments of affiliated issuers                                    --                 --                 --                  --
  Short sale transactions                                              --                 --                 --                  --
                                                            -------------      -------------      -------------       -------------
  Net realized gain (loss)                                    (17,162,245)       (18,958,890)          (390,974)         (1,485,985)
                                                            -------------      -------------      -------------       -------------
Change in unrealized appreciation or depreciation
  on:
  Investments                                                   4,208,561            (62,281)           745,742            (539,445)
  Short positions                                                      --                 --                 --                  --
                                                            -------------      -------------      -------------       -------------
  Net change in unrealized appreciation or
     depreciation                                               4,208,561            (62,281)           745,742            (539,445)
                                                            -------------      -------------      -------------       -------------
Net realized and unrealized gain (loss) on
   investments                                                (12,953,684)       (19,021,171)           354,768          (2,025,430)
                                                            -------------      -------------      -------------       -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                          $ (13,232,317)     $ (18,070,230)     $     346,897       $  (2,077,234)
                                                            =============      =============      =============       =============
* Net of withholding taxes of:                              $          --      $       4,190      $       3,378       $          --
** Net of withholding taxes of:                             $          --      $          --      $          --       $          --

                                                               LINDNER            LINDNER
                                                                MARKET           GOVERNMENT
                                                               NEUTRAL          MONEY MARKET
                                                                 FUND               FUND
                                                            --------------     --------------
INVESTMENT INCOME
Income:
  Dividends*                                                $       59,819     $           --
  Interest                                                          94,651            221,827
                                                            --------------     --------------
    Total income                                                   154,470            221,827
                                                            --------------     --------------
Expenses:(Note 3)
  Management fees                                                   42,254             17,874
  Transfer agent fees                                               10,672             24,104
  Professional fees                                                  4,048             13,800
  Administration fees                                                4,225             11,916
  Report printing                                                    2,208              2,944
  Insurance expense                                                  1,288              4,600
  Fund accounting fees                                              17,296             20,240
  12b-1 fees                                                         4,600                 --
  Custodian fees                                                       920              2,944
  Trustee fees                                                         920              2,944
  Registration and regulatory fees                                   6,808              8,096
  Dividend expense on short positions**                             67,447                 --
  Other expenses                                                       185                183
                                                            --------------     --------------
    Total expenses                                                 162,871            109,645
      Expenses waived by advisor (Note 3)                           (3,310)           (50,067)
                                                            --------------     --------------
      Net expenses                                                 159,561             59,578
                                                            --------------     --------------
  Net investment income (loss)                                      (5,091)           162,249
                                                            --------------     --------------
REALIZED AND UNREALIZED GAIN (LOSS)
   FROM INVESTMENTS:
Net realized gain (loss) on:
  Investments of unaffiliated issuers                             (861,092)                --
  Investments of affiliated issuers                                     --                 --
  Short sale transactions                                          649,975                 --
                                                            --------------     --------------
  Net realized gain (loss)                                        (211,117)                --
                                                            --------------     --------------
Change in unrealized appreciation or depreciation
   on:
  Investments                                                      (93,514)                --
  Short positions                                                  337,767                 --
                                                            --------------     --------------
  Net change in unrealized appreciation or
     depreciation                                                  244,253                 --
                                                            --------------     --------------
Net realized and unrealized gain (loss) on
   investments                                                      33,136                 --
                                                            --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                          $       28,045     $      162,249
                                                            ==============     ==============
* Net of withholding taxes of:                              $           32     $           --
** Net of withholding taxes of:                             $           --     $           --

26                     See Notes to Financial Statements

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                          LINDNER                                  LINDNER
                                                    LARGE-CAP GROWTH FUND                    GROWTH AND INCOME FUND
                                             ------------------------------------      ------------------------------------
                                                FOR THE SIX                               FOR THE SIX
                                               MONTHS ENDED         FOR THE YEAR         MONTHS ENDED         FOR THE YEAR
                                             DECEMBER 31, 2002          ENDED          DECEMBER 31, 2002          ENDED
                                                (UNAUDITED)         JUNE 30, 2002         (UNAUDITED)         JUNE 30, 2002
                                             -----------------      -------------      -----------------      -------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
   Net investment income (loss)                $   (278,633)        $  (1,225,231)       $    950,941         $   3,192,490
   Net realized loss on investments             (17,162,245)          (56,436,814)        (18,958,890)          (13,961,089)
   Net change in unrealized
      appreciation or depreciation
      on investments                              4,208,561            (7,919,979)            (62,281)          (27,963,303)
                                               ------------         -------------        ------------         -------------
   Net Increase (Decrease) in Net
      Assets                                    (13,232,317)          (65,582,024)        (18,070,230)          (38,731,902)
                                               ------------         -------------        ------------         -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                            --                    --            (955,557)           (3,225,451)
   From net realized gain on
      investments                                        --                    --                  --                    --
   From return of capital                                --                    --                  --                    --
                                               ------------         -------------        ------------         -------------
   Net decrease in net assets from
      distributions to shareholders                      --                    --            (955,557)           (3,225,451)
                                               ------------         -------------        ------------         -------------

NET FUND SHARE TRANSACTIONS (NOTE 5):
   Investor shares                               (9,866,245)          (34,698,786)        (17,590,086)          (62,555,113)
   Institutional shares                                  --              (121,246)                 --              (222,971)
                                               ------------         -------------        ------------         -------------
     Net Increase (Decrease)
        from Fund Share
        Transactions                             (9,866,245)          (34,820,032)        (17,590,086)          (62,778,084)
                                               ------------         -------------        ------------         -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS         (23,098,562)         (100,402,056)        (36,615,873)         (104,735,437)
Net Assets at the Beginning of the Year         112,343,058           212,745,114         211,083,508           315,818,945
                                               ------------         -------------        ------------         -------------
Net Assets at the End of the Year*             $ 89,244,496         $ 112,343,058        $174,467,635         $ 211,083,508
                                               ============         =============        ============         =============
   * Including Undistributed Net
        Investment Income (Loss) of:           $   (278,633)        $          --        $     (4,616)        $          --
                                               ============         =============        ============         =============

                                                          LINDNER
                                                     COMMUNICATIONS FUND
                                             ------------------------------------
                                                FOR THE SIX
                                               MONTHS ENDED         FOR THE YEAR
                                             DECEMBER 31, 2002          ENDED
                                                (UNAUDITED)         JUNE 30, 2002
                                             -----------------      -------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
   Net investment income (loss)                $     (7,871)        $     44,249
   Net realized loss on investments                (390,974)          (3,523,118)
   Net change in unrealized
      appreciation or depreciation
      on investments                                745,742           (4,991,267)
                                               ------------         ------------
   Net Increase (Decrease) in Net
      Assets                                        346,897           (8,470,136)
                                               ------------         ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                            --              (40,825)
   From net realized gain on
      investments                                        --                   --
   From return of capital                                --              (20,471)
                                               ------------         ------------
   Net decrease in net assets from
      distributions to shareholders                      --              (61,296)
                                               ------------         ------------

NET FUND SHARE TRANSACTIONS (NOTE 5):
   Investor shares                                  229,791           (4,999,652)
   Institutional shares                                  --              (32,798)
                                               ------------         ------------
     Net Increase (Decrease)
        from Fund Share Transactions                229,791           (5,032,450)
                                               ------------         ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS             576,688          (13,564,152)
Net Assets at the Beginning of the Year           7,694,247           21,258,399
                                               ------------         ------------

Net Assets at the End of the Year*             $  8,270,935         $  7,694,247
                                               ============         ============
   * Including Undistributed Net
        Investment Income (Loss) of:           $     (7,871)        $         --
                                               ============         ============

                       See Notes to Financial Statements                      27

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                          LINDNER                                  LINDNER
                                                    SMALL-CAP GROWTH FUND                    MARKET NEUTRAL FUND
                                             ------------------------------------      ------------------------------------
                                                FOR THE SIX                               FOR THE SIX
                                               MONTHS ENDED         FOR THE YEAR         MONTHS ENDED         FOR THE YEAR
                                             DECEMBER 31, 2002          ENDED          DECEMBER 31, 2002          ENDED
                                                (UNAUDITED)         JUNE 30, 2002         (UNAUDITED)         JUNE 30, 2002
                                             -----------------      -------------      -----------------      -------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
   Net investment income (loss)                 $   (51,804)        $   (190,201)          $   (5,091)         $  (155,170)
   Net realized loss on investments              (1,485,985)          (2,604,103)            (211,117)          (1,097,077)
   Net change in unrealized
      appreciation or depreciation
        on investments                             (539,445)          (2,240,518)             244,253               408,90
                                                -----------         ------------           ----------          -----------
   Net Increase (Decrease) in Net
      Assets                                     (2,077,234)          (5,034,822)              28,045             (843,343)
                                                -----------         ------------           ----------          -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                            --                   --                   --             (359,101)
   From net realized gain on
      investments                                        --                   --                   --                   --
   From return of capital                                --                   --                   --                   --
                                                -----------         ------------           ----------          -----------
   Net decrease in net assets from
      distributions to shareholders                      --                   --                   --             (359,101)
                                                -----------         ------------           ----------          -----------

NET FUND SHARE TRANSACTIONS (NOTE 5):
   Investor shares                                 (929,217)          (5,320,122)             (50,791)          (5,801,962)
   Institutional shares                                  --             (754,546)                  --                   --
                                                -----------         ------------           ----------          -----------
     Net Increase (Decrease) from Fund
        Share Transactions                         (929,217)          (6,074,668)             (50,791)          (5,801,962)
                                                -----------         ------------           ----------          -----------

TOTAL DECREASE IN NET ASSETS                     (3,006,451)         (11,109,490)             (22,746)          (7,004,406)
Net Assets at the Beginning of the Year           9,958,513           21,068,003            8,140,758           15,145,164
                                                -----------         ------------           ----------          -----------
Net Assets at the End of the Year*              $ 6,952,062         $  9,958,513           $8,118,012          $ 8,140,758
                                                ===========         ============           ==========          ===========
   * Including Undistributed Net
        Investment Income (Loss) of:            $   (51,804)        $         --           $   (5,091)         $        --
                                                ===========         ============           ==========          ===========

                                                    LINDNER GOVERNMENT
                                                    MONEY MARKET FUND
                                             ------------------------------------
                                                FOR THE SIX
                                               MONTHS ENDED         FOR THE YEAR
                                             DECEMBER 31, 2002          ENDED
                                                (UNAUDITED)         JUNE 30, 2002
                                             -----------------      -------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
   Net investment income (loss)                $    162,249          $   823,103
   Net realized loss on investments                      --                   --
   Net change in unrealized appreciation
      or depreciation on investments                     --                   --
                                               ------------          -----------
   Net Increase (Decrease) in Net
      Assets                                        162,249              823,103
                                               ------------          -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                      (162,249)            (823,103)
   From net realized gain on
      investments                                        --                   --
   From return of capital                                --                   --
                                               ------------          -----------
   Net decrease in net assets from
      distributions to shareholders                (162,249)            (823,103)
                                               ------------          -----------

NET FUND SHARE TRANSACTIONS (NOTE 5):
   Investor shares                              (13,586,726)          (8,034,967)
   Institutional shares                                  --                   --
                                               ------------          -----------
     Net Increase (Decrease) from Fund
        Share Transactions                      (13,586,726)          (8,034,967)
                                               ------------          -----------

TOTAL DECREASE IN NET ASSETS                    (13,586,726)          (8,034,967)
Net Assets at the Beginning of the Year          32,087,364           40,122,331
                                               ------------          -----------
Net Assets at the End of the Year*             $ 18,500,638          $32,087,364
                                               ============          ===========
   * Including Undistributed Net
        Investment Income (Loss) of:           $         --          $        --
                                               ============          ===========

28                     See Notes to Financial Statements

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

1. Organization and Significant Accounting Policies

     Lindner Investments, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Six series are currently issued by the Trust: (1) Lindner Large-Cap Growth Fund, (2) Lindner Growth and Income Fund, (3) Lindner Communications Fund, (4) Lindner Small-Cap Growth Fund,
     (5) Lindner Market Neutral Fund, and (6) Lindner Government Money Market Fund, (collectively, the " Lindner Funds" or the "Funds").

     The following is a summary of significant accounting policies followed by the Funds.

     Security Valuation

          The Lindner Large-Cap Growth, Lindner Growth and Income, Lindner Communications, Lindner Small-Cap Growth, and Lindner Market Neutral Funds value investments in securities traded on a national securities exchange or in the NASDAQ Stock Market at the last reported sales price as of the close of the New York Stock Exchange;securities traded in the over-the-counter market and listed securities for which no sale was reported are valued at the mean between the last reported bid and asked prices. The value of foreign securities is translated from the local currency into U.S. dollars at the rate of exchange prevailing on the valuation date. Securities and assets for which quotations are not readily available are valued at fair value as determined pursuant to procedures approved by the Trustees.

          Investments held by the Lindner Government Money Market Fund and all other funds that purchase short-term fixed income securities acquired within 60 days to maturity use the amortized cost method to value securities, which approximate market value, whereby the difference between the original purchase cost and the maturity value of the issue are amortized over the holding period of the security.

     Investment Income

          Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis. Dividend and interest income is recorded net of foreign taxes where recovery of such taxes is not assured. The Funds follow generally accepted accounting principles and record security transactions on the trade date. Realized gains and losses are recognized on the identified cost basis.

     Foreign Currency Translation

          The books and records of the Funds are maintained in U.S. dollars as follows:(1) the foreign currency market value of investment securities is translated at the current exchange rates; and (2) purchases, sales, income, and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

          Reported net realized foreign currency gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains or losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate between transaction recording dates and period end.

     Income Taxes

          It is the policy of the Funds to distribute all taxable income to shareholders and to otherwise continue to qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income tax.

          Due to inherent differences in the recognition of income, expenses and realized gain/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statements of Assets and Liabilities.

     Repurchase Agreements

          The Lindner Government Money Market Fund may invest in Repurchase Agreements. Securities pledged as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held on the Fund's behalf by its custodian under a book-entry system. The Fund monitors the adequacy of the collateral daily and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the value of the repurchase agreement.

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies (continued)

     Short Sales

          The Lindner Market Neutral Fund may invest in short sales of securities in order to profit from declines in stock prices. When the fund engages in a short sale, an amount equal to the proceeds received is reflected as an asset and equivalent liability. The amount of the liability is marked to market daily to reflect the market value of the short sale. The Fund's custodian maintains a segregated account of all securities and cash as collateral for the short sales (the
          Special Custody Account). All financial assets within the Special Custody Account are eligible collateral for short sale activity. If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund may experience a loss. Funds other than the Lindner Market Neutral Fund may engage in short sales of securities if they own or have the right to acquire, without the payment of further consideration, an approximately equal amount of such securities ("short sales against the box").

     Dividends and Distributions to Shareholders

          The Lindner Government Money Market Fund declares dividends daily from the total of net investment income on portfolio securities, and distributes monthly. The Lindner Large-Cap Growth, Lindner Market Neutral, Lindner Small-Cap Growth, and Lindner Communications Funds declare annual dividends from net investment income in December. The Lindner Growth and Income Fund distributes substantially all of its net investment income through the payment of quarterly dividends generally declared in March, June, September, and December. Net realized capital gains, if any, will be distributed by all Funds in December. Designation of sources of distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments in the recognition of income and expense items for financial statement and tax purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date.

     Use of Management Estimates

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires that management make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The reported amounts of revenues and expenses during the reporting period may also be affected by the estimates and assumptions management is required to make. Actual results may differ from those estimates.

     Adoption of New Accounting Principle

          Effective July 1, 2001, the Lindner Funds adopted the yield to maturity premium and discount amortization method on all fixed income securities, as required by the revised AICPA Audit and Accounting Guide for Investment Companies. At that time, the Growth and Income Fund was the only Fund affected by this change. Prior to July 1, 2001 the Fund amortized premiums and discounts using the straight-line method. The cumulative effect of this accounting change had no impact on the Fund's net assets, but resulted in a $7,232 increase in cost of securities and a corresponding $7,232 increase in net unrealized depreciation, based on the securities held by the Fund on June 30, 2001.

          The effect of this change for the six months ended December 31, 2002 was to increase net investment income by $921, increase net realized loss by $2,678 and decrease unrealized appreciation by $1,757.

          The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect these changes in policy.

2. Investment Transactions and Federal Tax Disclosure

     For the period ended December 31, 2002, aggregate purchases and sales of investment securities, other than options, U.S. Government Securities, and short-term obligations were as follows:

------------------------------------------------------------------------------
                                             Purchases                Sales
                                            -----------            -----------
LINDNER LARGE-CAP GROWTH FUND               $47,192,484            $55,516,691
LINDNER GROWTH AND INCOME FUND               31,472,712             37,675,391
LINDNER COMMUNICATIONS FUND                     440,765                699,742
LINDNER SMALL-CAP GROWTH FUND                 4,597,684              5,398,578
LINDNER MARKET NEUTRAL FUND                  11,843,578             11,932,994
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------

     For the period ended December 31,2002, aggregate purchases and sales of long-term U.S. Government securities were as follows:

----------------------------------------------------------------------------
                                              Purchases             Sales
                                             -----------          ----------
LINDNER LARGE-CAP GROWTH FUND                $         0          $        0
LINDNER GROWTH AND INCOME FUND                         0           9,036,216
LINDNER COMMUNICATIONS FUND                            0                   0
LINDNER SMALL-CAP GROWTH FUND                          0                   0
LINDNER MARKET NEUTRAL FUND                            0                   0
----------------------------------------------------------------------------

     On December 31, 2002 the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

-------------------------------------------------------------------------------------------------------------------------------
                                                 LINDNER          LINDNER         LINDNER          LINDNER          LINDNER
                                                LARGE-CAP       GROWTH AND     COMMUNICATIONS     SMALL-CAP      MARKET NEUTRAL
                                               GROWTH FUND      INCOME FUND         FUND         GROWTH FUND          FUND
                                              -------------    -------------   --------------    -----------     --------------
Cost of Investments (a)                       $102,601,291     $211,439,559     $11,515,729      $6,601,091       $  8,890,567
Gross unrealized appreciation                    5,188,970        7,590,194         195,214         901,012            354,484
Gross unrealized depreciation                  (18,260,402)     (44,591,397)     (3,412,482)       (487,869)        (1,577,538)
Net unrealized appreciation (depreciation)
   on investments                             $(13,071,432)    $(37,001,203)    $(3,217,268)     $  413,143       $ (1,223,054)
-------------------------------------------------------------------------------------------------------------------------------

(a) Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes by the amount of losses recognized for the financial reporting purposes in excess of federal income tax purposes.

     The tax components of dividends paid during the periods ended December 31, 2002 and June 30, 2002 were as follows:

---------------------------------------------------------------------------------------------------------------------------------
                            LINDNER                     LINDNER                    LINDNER                      LINDNER
                      LARGE-CAP GROWTH FUND      GROWTH AND INCOME FUND      COMMUNICATIONS FUND          SMALL-CAP GROWTH FUND
                     ------------------------   -------------------------   ------------------------    -------------------------
                       FOR THE PERIOD ENDED       FOR THE PERIOD ENDED       FOR THE PERIOD ENDED         FOR THE PERIOD ENDED
                     ------------------------   -------------------------   ------------------------    -------------------------
                     DECEMBER 31,    JUNE 30,   DECEMBER 31,     JUNE 30,   DECEMBER 31,    JUNE 30,    DECEMBER 31,     JUNE 30,
                        2002           2002         2002           2002        2002          2002          2002            2002
                     ------------    --------   ------------   ----------   ------------    --------    ------------     --------
Ordinary income
   dividends            $--            $--        $955,557     $3,225,451      $--          $40,825        $--             $--
Long-term
   capital gain
   distributions         --             --              --             --       --               --         --              --
Return of capital
   distributions         --             --              --             --       --           20,741         --              --
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------
                              LINDNER
                        MARKET NEUTRAL FUND
                     -------------------------
                       FOR THE PERIOD ENDED
                     -------------------------
                     DECEMBER 31,     JUNE 30,
                        2002            2002
                     ------------    ---------
Ordinary income
   dividends            $--          $359,101
Long-term
   capital gain
   distributions         --                --
Return of capital
   distributions         --                --
---------------------------------------------

     On June 30, 2002, Lindner Large-Cap Growth Fund had, available for federal income tax purposes, capital loss carryforwards aggregating approximately $69,091,813, which expire $5,821,089 in 2009 and $63,270,724 in 2010.

     On June 30, 2002, Lindner Growth and Income Fund had, available for federal income tax purposes, capital loss carryforwards aggregating approximately $121,899,254 which expire $9,748,820 in 2007, $45,757,405 in 2008,
     $56,382,656 in 2009, and $10,010,373 in 2010.

     On June 30, 2002, Lindner Communications Fund had, available for federal income tax purposes, capital loss carryforwards aggregating approximately $12,241,713, which expire $478,590 in 2009 and $11,763,123 in 2010.

     On June 30, 2002, Lindner Small-Cap Growth Fund had, available for federal income tax purposes, capital loss carryforwards aggregating approximately $2,756,241, which expire in 2010.

     On June 30, 2002, Lindner Market Neutral Fund had, available for federal income tax purposes, capital loss carryforwards aggregating approximately $23,271,543, which expire $5,301,235 in 2004, $1,792,406 in 2005,
     $9,095,248 in 2006, $5,006,556 in 2007, $610,892 in 2009 and
     $1,465,206 in 2010.

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------

     At June 30, 2002, the Lindner Large-Cap Growth Fund, Lindner Growth and Income Fund, Lindner Communications Fund, Lindner Small-Cap Growth Fund, and Lindner Market Neutral Fund deferred on a tax basis to the first day of the next taxable year, post-October losses of $23,697,391, $12,008,183, $2,475,504, $307,446, and $983,516, respectively.

     For the year ended June 30, 2002, the following percent of ordinary distributions paid qualifies for the dividend received deduction available to corporate shareholders (unaudited): Growth and Income Fund - 94.1%, Communications Fund - 100%, and Market Neutral Fund - 11.9%.

3. Management Fees and Other Transactions with Affiliates

     Management fees for the Lindner Large-Cap Growth Fund are accrued daily and paid monthly at an annual rate of 0.8% of the first $500 million of net assets, 0.75% of the next $500 million of net assets, and 0.7% of the excess of $1 billion.

     Management fees for the Lindner Growth and Income Fund are accrued daily and paid monthly at an annual rate of 0.7% of the first $500 million of net assets, 0.65% of the next $500 million of net assets, and 0.6% of the excess of $1 billion.

     Management fees for the Lindner Communications Fund are accrued daily and paid monthly at an annual rate of 1.0% of the first $500 million of net assets, 0.9% of the next $500 million of net assets, and 0.85% of the excess of $1 billion.

     Management fees for the Lindner Small-Cap Growth Fund are accrued daily and paid monthly at an annual rate of 0.95% of the first $500 million of net assets, 0.9% of the next $500 million of net assets, and 0.85% of the excess of $1 billion.

     Management fees for the Lindner Market Neutral Fund are accrued daily and paid monthly at an annual rate of 1.0% of net assets.

     Management fees for the Lindner Government Money Market Fund are accrued daily and paid monthly at an annual rate 0.15% of net assets.

     Lindner Asset Management, Inc., the Adviser to the Funds, supervises the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations, supervises the maintenance of books and records of the Funds and provides other general and administrative services. For providing these services, the Adviser receives compensation at an annual rate of 0.10% of the average daily net assets of each Fund.

     The Board of Trustees, on behalf of all Funds, except the Government Money Market Fund, has adopted and the shareholders subsequently approved in July 2001, a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Distribution Plan, each Fund other than the Government Money Market Fund may incur certain expenses of up to 0.25% per annum of its average daily net assets. The Distribution Plan provides that the Funds may finance activities which are primarily intended to result in the sale of the Fund's shares. For the six month period ended December 31, 2002 the Funds incurred the following expenses pursuant to the Distribution Plan: Lindner Large-Cap Growth Fund - $18,584, Lindner Growth and Income Fund - $27,600, Lindner Communications
     Fund - $6,808, Lindner Small-Cap Growth Fund - $5,520, and Lindner Market Neutral Fund - $4,600.

     The Adviser has entered into an advisory agreement for each Fund pursuant to which the Adviser has appointed a Sub-Adviser to carry out the day-to-day investment and reinvestment of the assets of the relevant Fund. The fees of the Sub-Advisers are paid by the Adviser. The following table lists the Sub-Advisers of each Fund as of December 31, 2002.

--------------------------------------------------------------------------------
       Fund                                       Sub-Adviser
       ----                                       -----------
LARGE-CAP GROWTH FUND                     CastleArk Management, LLC
GROWTH AND INCOME FUND                    Argent Capital Management, LLC
COMMUNICATIONS FUND                       Gamco Investors Inc. d/b/a
                                          Gabelli Asset Management Company
SMALL-CAP GROWTH FUND                     CastleArk Management, LLC
MARKET NEUTRAL FUND                       Standish Mellon Asset Management, LLC
GOVERNMENT MONEY MARKET FUND              U.S. Bancorp Asset Management, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------

     The Adviser has contractually agreed until June 30, 2003, to waive a portion of its management and administration fees so that a Fund's total operating expenses do not exceed the amounts listed in the following table:

--------------------------------------------------------------------------------
        Fund                                          Total Operating Expenses
        ----                                          ------------------------
LARGE-CAP GROWTH FUND                                           1.35%
GROWTH AND INCOME FUND                                          1.25%
COMMUNICATIONS FUND                                             1.55%
SMALL-CAP GROWTH FUND                                           1.50%
MARKET NEUTRAL FUND                                             2.18%
GOVERNMENT MONEY MARKET FUND                                    0.50%
--------------------------------------------------------------------------------

     Lindner Asset Management, Inc. received aggregate renumeration of $1,017,208 net of waivers from the Trust for the six months ended December 31, 2002.

4. Transactions with Affiliates

     Issuers of whose voting stock the Funds own more than 5% but less than 25% are classified as "affiliates (non-controlled)". During the six months ended December 31, 2002, Atlas Minerals, Inc. was the only issuer that was classified as an "affiliate (non-controlled)" and which was an "affiliated company" as defined by the Investment Company Act of 1940. The Lindner Growth and Income Fund was the only Fund that owned common stock of this affiliated (non-controlled) issuer. The investment in Atlas Minerals, Inc. was valued at $0 at July 1, 2002 (the beginning of the fiscal year). The value of the investment was increased to $0.22 per share on July 30, 2002, and the value was subsequently reduced to $0.13 per share on August 14, 2002, per the recommendation of the Adviser. The entire position in Atlas Minerals, Inc. was sold on August 26, 2002 resulting in a loss of $3,205,061 to the Lindner Growth and Income Fund.

5. Capital Stock

     The Lindner Large-Cap Growth, Lindner Growth and Income, Lindner Communications, Lindner Small-Cap Growth, and Lindner Market Neutral Funds have authorized unlimited shares of $.01 par value shares. The Lindner Government Money Market Fund has authorized unlimited shares of $1 par value shares. Transactions in shares of capital stock were as follows:

                                                      Six Months Ended
                                                      December 31, 2002
                                                         (Unaudited)                     Year Ended June 30, 2002
                                               --------------------------------       -------------------------------
                                                  Shares             Amount              Shares             Amount
                                               -----------        -------------       -----------        ------------
LINDNER LARGE-CAP GROWTH FUND
Investor shares
---------------
Sold                                               25,402         $    167,669         2,699,633         $ 26,522,075
Dividends and distributions reinvested                 --                   --                --                   --
Redeemed                                       (1,544,051)         (10,033,914)       (6,632,547)          (61,220,86
                                               ----------         ------------        ----------         ------------
Net increase (decrease)                        (1,518,649)        $ (9,866,245)       (3,932,914)        $(34,698,786)
                                               ==========         ============        ==========         ============
Institutional shares
--------------------
Sold                                                   --         $         --               210         $      2,121
Dividends and distributions reinvested                 --                   --                --                   --
Redeemed                                               --                   --           (12,863)            (123,367)
                                               ----------         ------------        ----------         ------------
Net increase (decrease)                                --         $         --           (12,653)        $   (121,246)
                                               ==========         ============        ==========         ============
LINDNER GROWTH AND INCOME FUND
Investor shares
---------------
Sold                                               74,208         $  1,218,345           144,415         $  2,910,793
Dividends and distributions reinvested             49,479              783,590           137,361            2,589,707
Redeemed                                       (1,197,054)         (19,592,021)       (3,410,163)         (68,055,613)
                                               ----------         ------------        ----------         ------------
Net increase (decrease)                        (1,073,367)        $(17,590,086)       (3,128,387)        $(62,555,113)
                                               ==========         ============        ==========         ============
Institutional shares
--------------------
Sold                                                   --         $         --               199         $      4,183
Dividends and distributions reinvested                 --                   --                --                   --
Redeemed                                               --                   --           (10,893)            (227,154)
                                               ----------         ------------        ----------         ------------
Net increase (decrease)                                --         $         --           (10,694)        $   (222,971)
                                               ==========         ============        ==========         ============

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------

                                                      Six Months Ended
                                                      December 31, 2002
                                                         (Unaudited)                     Year Ended June 30, 2002
                                               --------------------------------       -------------------------------
                                                  Shares             Amount              Shares             Amount
                                               -----------        -------------       -----------        ------------
LINDNER COMMUNICATIONS FUND
Investor shares
---------------
Sold                                               287,880        $  1,574,249              37,411       $     297,063
Dividends and distributions reinvested                  --                  --               7,295              55,299
Redeemed                                          (267,436)         (1,344,458)           (711,779)         (5,352,014)
                                               -----------        ------------        ------------       -------------
Net increase (decrease)                             20,444        $    229,791            (667,073)      $  (4,999,652)
                                               ===========        ============        ============       =============
Institutional shares
--------------------
Sold                                                    --        $         --                  --       $          --
Dividends and distributions reinvested                  --                  --                  --                  --
Redeemed                                                --                  --              (3,685)            (32,798)
                                               -----------        ------------        ------------       -------------
Net increase (decrease)                                 --        $         --              (3,685)      $     (32,798)
                                               ===========        ============        ============       =============
LINDNER SMALL-CAP GROWTH FUND
Investor shares
---------------
Sold                                                12,592        $     57,043             166,944       $   1,132,827
Dividends and distributions reinvested                  --                  --                  --                  --
Redeemed                                          (214,286)           (986,260)           (994,661)         (6,452,949)
                                               -----------        ------------        ------------       -------------
Net increase (decrease)                           (201,694)       $   (929,217)           (827,717)      $  (5,320,122)
                                               ===========        ============        ============       =============
Institutional shares
--------------------
Sold                                                    --        $         --                 328       $       2,354
Dividends and distributions reinvested                  --                  --                  --                  --
Redeemed                                                --                  --            (109,271)           (756,900)
                                               -----------        ------------        ------------       -------------
Net increase (decrease)                                 --        $         --            (108,943)      $    (754,546)
                                               ===========        ============        ============       =============
LINDNER MARKET NEUTRAL FUND
Investor shares
---------------
Sold                                               445,148        $  2,621,925             229,471       $   1,476,729
Dividends and distributions reinvested                  --                  --              56,818             338,067
Redeemed                                          (454,413)         (2,672,716)         (1,218,028)         (7,616,758)
                                               -----------        ------------        ------------       -------------
Net increase (decrease)                             (9,265)       $    (50,791)           (931,739)      $  (5,801,962)
                                               ===========        ============        ============       =============
LINDNER GOVERNMENT MONEY MARKET FUND
Investor shares
---------------
Sold                                            45,441,824        $ 45,441,824         195,424,952       $ 195,424,952
Dividends and distributions reinvested             120,865             120,865             464,386             464,386
Redeemed                                       (59,149,415)        (59,149,415)       (203,924,305)       (203,924,305)
                                               -----------        ------------        ------------       -------------
Net increase (decrease)                        (13,586,726)       $(13,586,726)         (8,034,967)      $  (8,034,967)
                                               ===========        ============        ============       =============

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS

                         LINDNER LARGE-CAP GROWTH FUND

    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                     SIX MONTHS
                                                        ENDED
                                                    DECEMBER 31,                        YEAR ENDED JUNE 30
                                                        2002        ------------------------------------------------------------
                                                    (UNAUDITED)       2002         2001         2000        1999          1998
                                                   -------------    --------     --------     --------    --------      --------
Net asset value, beginning of period                 $  7.23        $ 10.92      $ 16.42      $ 16.14      $ 22.27       $ 25.98
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                        (0.02)(2)      (0.07)(2)     0.02(2)      0.13         0.29          0.38
   Net realized and unrealized gains (losses) on
      investments                                      (0.84)         (3.62)       (3.61)        1.25        (3.36)        (0.27)
                                                     -------        -------      -------      -------      -------       -------
       TOTAL FROM INVESTMENT OPERATIONS                (0.86)         (3.69)       (3.59)        1.38        (3.07)         0.11
                                                     -------        -------      -------      -------      -------       -------
LESS DISTRIBUTIONS
   Dividends from net investment income                   --             --        (0.10)       (0.23)       (0.32)        (0.34)
   Dividends from net realized gains                      --             --        (1.81)       (0.87)       (2.74)        (3.48)
                                                     -------        -------      -------      -------      -------       -------
       TOTAL DISTRIBUTIONS                                --             --        (1.91)       (1.10)       (3.06)        (3.82)
                                                     -------        -------      -------      -------      -------       -------
Change in net asset value                              (0.86)         (3.69)       (5.50)        0.28        (6.13)        (3.71)
                                                     -------        -------      -------      -------      -------       -------
NET ASSET VALUE, END OF PERIOD                       $  6.37        $  7.23      $ 10.92      $ 16.42      $ 16.14       $ 22.27
                                                     =======        =======      =======      =======      =======       =======

Total return(1)                                       (11.89%)       (33.79%)     (22.84%)       8.61%      (13.66%)        0.31%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets:
       Before expense waivers                           1.58%          1.33%        0.70%        0.82%        0.57%         0.44%
       After expense waivers                            1.35%          1.33%        0.70%        0.82%        0.57%         0.44%
   Ratio of net investment income (loss) to
      average net assets:
       Before expense waivers                          (0.80%)        (0.79%)       0.11%        0.57%        1.27%         1.29%
       After expense waivers                           (0.57%)        (0.79%)       0.11%        0.57%        1.27%         1.29%
   Portfolio turnover rate                             48.81%        135.50%      232.94%      129.68%       53.41%        44.43%
   Net assets, end of period (in millions)           $    89        $   112      $   213      $   342      $   434       $ 1,003

(1) Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period. Total return for the six months ended December 31, 2002, is not annualized.

(2) Net investment income (loss) per share represents net investment income
    (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

                       See Notes to Financial Statements                      35

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS

                         LINDNER GROWTH AND INCOME FUND

    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                     SIX MONTHS
                                                        ENDED
                                                     DECEMBER 31,                        YEAR ENDED JUNE 30
                                                         2002        ------------------------------------------------------------
                                                    (UNAUDITED)(3)    2002(3)       2001         2000        1999          1998
                                                   ---------------   ---------    --------     --------    --------      --------
Net asset value, beginning of period                 $ 17.89         $ 21.14      $ 21.14      $ 23.50      $ 27.59       $ 27.94
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                0.09(2)         0.24(2)      0.56(2)      1.07         2.16          1.83
   Net realized and unrealized gains (losses) on
      investments                                      (1.63)          (3.24)        0.01        (2.30)       (3.80)         2.02
                                                     -------         -------      -------      -------      -------       -------
       TOTAL FROM INVESTMENT OPERATIONS                (1.54)          (3.00)        0.57        (1.23)       (1.64)         3.85
                                                     -------         -------      -------      -------      -------       -------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.09)          (0.25)       (0.57)       (1.13)       (1.95)        (1.71)
   Dividends from net realized gains                      --              --           --           --        (0.50)        (2.49)
                                                     -------         -------      -------      -------      -------       -------
       TOTAL DISTRIBUTIONS                             (0.09)          (0.25)       (0.57)       (1.13)       (2.45)        (4.20)
                                                     -------         -------      -------      -------      -------       -------
Change in net asset value                              (1.63)          (3.25)          --        (2.36)       (4.09)        (0.35)
                                                     -------         -------      -------      -------      -------       -------
NET ASSET VALUE, END OF PERIOD                       $ 16.26         $ 17.89      $ 21.14      $ 21.14      $ 23.50       $ 27.59
                                                     =======         =======      =======      =======      =======       =======

Total return(1)                                        (8.61%)        (14.27%)       2.78%       (5.48%)      (5.57%)       14.75%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets:
       Before expense waivers                           1.33%           1.14%        0.84%        0.73%        0.66%         0.61%
       After expense waivers                            1.25%           1.14%        0.84%        0.73%        0.66%         0.61%
   Ratio of net investment income to
      average net assets:
       Before expense waivers                           0.95%           1.21%        2.63%        4.14%        8.03%         6.29%
       After expense waivers                            1.03%           1.21%        2.63%        4.14%        8.03%         6.29%
   Portfolio turnover rate                             17.11%          58.12%      170.40%      124.63%       31.74%        28.56%
   Net assets, end of period (in millions)           $   174         $   211      $   316      $   448      $   768       $ 1,616

(1) Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period. Total return for the six months ended December 31, 2002, is not annualized.

(2) Net investment income (loss) per share represents net investment income
    (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

(3) The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and adopted the yield to maturity premium and discount amortization method on fixed-income securities. The effect of this change for the periods ended December 31, 2002 and June 30, 2002 was an increase less than $0.01 in net investment income per share, and an increase less than $0.01 in net realized and unrealized loss per share. The periods prior to July 1, 2001 have not been restated to reflect the change in presentation.

36                     See Notes to Financial Statements

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS

                          LINDNER COMMUNICATIONS FUND

    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                     SIX MONTHS
                                                        ENDED
                                                    DECEMBER 31,                        YEAR ENDED JUNE 30
                                                        2002        ------------------------------------------------------------
                                                    (UNAUDITED)       2002         2001         2000        1999          1998
                                                   -------------    --------     --------     --------    --------      --------
Net asset value, beginning of period                 $  5.00        $  9.62      $ 19.04      $ 14.81      $ 16.78       $ 15.75
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                               (0.01)(2)       0.02(2)      0.17(2)      0.21         0.33          0.37
   Net realized and unrealized gains (losses) on
      investments                                       0.31          (4.61)       (6.90)        4.55         0.44          1.96
                                                     -------        -------      -------      -------      -------       -------
       TOTAL FROM INVESTMENT OPERATIONS                 0.30          (4.59)       (6.73)        4.76         0.77          2.33
                                                     -------        -------      -------      -------      -------       -------
LESS DISTRIBUTIONS
   Dividends from net investment income                   --          (0.02)       (0.18)       (0.22)       (0.33)        (0.37)
   Dividends from net realized gains                      --             --        (2.51)       (0.31)       (2.41)        (0.93)
   Return of capital                                      --          (0.01)          --           --           --            --
                                                     -------        -------      -------      -------      -------       -------
       TOTAL DISTRIBUTIONS                                --          (0.03)       (2.69)       (0.53)       (2.74)        (1.30)
                                                     -------        -------      -------      -------      -------       -------
Change in net asset value                               0.30          (4.62)       (9.42)        4.23        (1.97)         1.03
                                                     -------        -------      -------      -------      -------       -------
NET ASSET VALUE, END OF PERIOD                       $  5.30        $  5.00      $  9.62      $ 19.04      $ 14.81       $ 16.78
                                                     =======        =======      =======      =======      =======       =======

Total return(1)                                         6.00%        (47.82%)     (38.99%)      32.49%        8.62%        15.53%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets:
       Before expense waivers                           2.81%          1.85%        1.06%        0.93%        0.97%         0.91%
       After expense waivers                            1.55%          1.40%        1.06%        0.93%        0.97%         0.91%
   Ratio of net investment income (loss) to
      average net assets:
       Before expense waivers                          (1.47%)        (0.13%)       1.21%        1.22%        2.40%         2.21%
       After expense waivers                           (0.21%)         0.32%        1.21%        1.22%        2.40%         2.21%
   Portfolio turnover rate                              6.07%        250.47%      246.70%       69.46%      137.51%        99.37%
   Net assets, end of period (in millions)           $     8        $     8      $    21      $    42      $    26       $    43

(1) Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period. Total return for the six months ended December 31, 2002, is not annualized.

(2) Net investment income (loss) per share represents net investment income
    (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

                       See Notes to Financial Statements                      37

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS

                         LINDNER SMALL-CAP GROWTH FUND

    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                     SIX MONTHS
                                                        ENDED
                                                    DECEMBER 31,                        YEAR ENDED JUNE 30
                                                        2002        ------------------------------------------------------------
                                                    (UNAUDITED)       2002         2001         2000        1999          1998
                                                   -------------    --------     --------     --------    --------      --------
Net asset value, beginning of period                 $  5.68        $  7.83      $  9.21      $  8.06      $  8.49       $  7.67
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                        (0.03)(2)      (0.09)(2)    (0.04)(2)     0.07         0.08          0.09
   Net realized and unrealized gains (losses) on
      investments                                      (1.17)         (2.06)       (0.61)        1.22        (0.12)         1.07
                                                     -------        -------      -------      -------      -------       -------
       TOTAL FROM INVESTMENT OPERATIONS                (1.20)         (2.15)       (0.65)        1.29        (0.04)         1.16
                                                     -------        -------      -------      -------      -------       -------
LESS DISTRIBUTIONS
   Dividends from net investment income                   --             --        (0.02)       (0.10)       (0.08)        (0.04)
   Dividends from net realized gains                      --             --        (0.71)       (0.04)       (0.31)        (0.30)
                                                     -------        -------      -------      -------      -------       -------
       TOTAL DISTRIBUTIONS                                --             --        (0.73)       (0.14)       (0.39)        (0.34)
                                                     -------        -------      -------      -------      -------       -------
Change in net asset value                              (1.20)         (2.15)       (1.38)        1.15        (0.43)         0.82
                                                     -------        -------      -------      -------      -------       -------
NET ASSET VALUE, END OF PERIOD                       $  4.48        $  5.68      $  7.83      $  9.21      $  8.06       $  8.49
                                                     =======        =======      =======      =======      =======       =======

Total return(1)                                       (21.13%)       (27.46%)      (6.58%)      16.26%        0.11%        15.24%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets:
       Before expense waivers                           2.38%          1.69%        1.07%        0.97%        0.94%         0.87%
       After expense waivers                            1.50%          1.46%        1.07%        0.97%        0.94%         0.87%
   Ratio of net investment income (loss) to
      average net assets:
       Before expense waivers                          (2.20%)        (1.56%)      (0.50%)       0.61%        0.99%         1.13%
       After expense waivers                           (1.32%)        (1.33%)      (0.50%)       0.61%        0.99%         1.13%
   Portfolio turnover rate                             58.52%        129.32%      210.65%      174.02%       65.98%        24.52%
   Net assets, end of period (in millions)           $     7        $    10      $    20      $    27      $    38       $    54

(1) Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period. Total return for the six months ended December 31, 2002, is not annualized.

(2) Net investment income (loss) per share represents net investment income
    (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

38                     See Notes to Financial Statements

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS

                         LINDNER MARKET NEUTRAL FUND

    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                     SIX MONTHS
                                                        ENDED
                                                    DECEMBER 31,                       YEAR ENDED JUNE 30
                                                        2002       ---------------------------------------------------------
                                                    (UNAUDITED)      2002         2001         2000        1999       1998
                                                   -------------   --------     --------     --------    --------   --------
Net asset value, beginning of period                 $  5.87       $  6.54       $  6.60      $  5.72    $  5.65     $  6.70
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                0.00(2)      (0.09)(2)      0.30(2)      0.23       0.23        0.23
   Net realized and unrealized gains (losses) on
      investments                                       0.03         (0.37)        (0.12)        0.86       0.01       (0.89)
                                                     -------       -------       -------      -------    -------     -------
       TOTAL FROM INVESTMENT OPERATIONS                 0.03         (0.46)         0.18         1.09       0.24       (0.66)
                                                     -------       -------       -------      -------    -------     -------
LESS DISTRIBUTIONS
   Dividends from net investment income                   --         (0.21)        (0.24)       (0.21)     (0.17)      (0.39)
   Dividends from net realized gains                      --            --            --           --         --          --
                                                     -------       -------       -------      -------    -------     -------
       TOTAL DISTRIBUTIONS                                --         (0.21)        (0.24)       (0.21)     (0.17)      (0.39)
                                                     -------       -------       -------      -------    -------     -------
Change in net asset value                               0.03         (0.67)        (0.06)        0.88       0.07       (1.05)
                                                     -------       -------       -------      -------    -------     -------
NET ASSET VALUE, END OF PERIOD                       $  5.90       $  5.87       $  6.54      $  6.60    $  5.72     $  5.65
                                                     ===-===       =======       =======      =======    =======     =======

Total return(1)                                         0.51%        (7.09%)        2.58%       19.26%      4.29%     (10.08%)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets:
       Before expense waivers                           3.85%(3)      3.28%(3)      2.13%(3)     1.93%      1.45%       1.23%
       After expense waivers                            3.78%(4)      3.28%         2.13%        1.93%      1.45%       1.23%
   Ratio of net investment income (loss) to
      average net assets:
       Before expense waivers                          (0.20%)(5)    (1.47%)(5)     4.46%(5)     3.71%      3.46%       1.66%
       After expense waivers                           (0.12%)(6)    (1.47%)        4.46%        3.71%      3.46%       1.66%
   Portfolio turnover rate                             80.72%       247.83%       497.77%      817.43%    104.92%     109.32%
   Net assets, end of period (in millions)           $     8       $     8       $    15      $    22    $    18     $    28

(1) Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period. Total return for the six months ended December 31, 2002, is not annualized.

(2) Net investment income (loss) per share represents net investment income
    (loss) divided by the daily average shares of beneficial interset outstanding throughout each period. Net investment income before dividends on short positions for the periods ended December 31, 2002, June 30, 2002 and June 30, 2001 were $0.04, ($0.01) and $0.35, respectively.

(3) The operating expense ratio before expense waivers includes dividends on short positions. The ratios excluding dividends on short positions for the periods ended December 31, 2002, June 30, 2002 and June 30, 2001 after expense waivers were 2.26%, 1.99% and 1.31%, respectively.

(4) The operating expense ratio after expense waivers includes dividends on short positions. The ratio excluding dividends on short positions for the period ended December 31, 2002, was 2.18%.

(5) The net investment income ratio before expense waivers includes dividends on short positions. The ratios excluding dividends on short positions for the periods ended December 31, 2002, June 30, 2002 and June 30, 2001 after expense waivers were 1.40%, (0.18%) and 5.28%, respectively.

(6) The net investment income ratio after expense waivers includes dividends on short positions. The ratio excluding dividends on short positions for the period ended December 31, 2002, was 1.48%.

                       See Notes to Financial Statements                      39

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS

                     LINDNER GOVERNMENT MONEY MARKET FUND

    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                     SIX MONTHS
                                                        ENDED
                                                    DECEMBER 31,                       YEAR ENDED JUNE 30
                                                        2002       ---------------------------------------------------------
                                                    (UNAUDITED)      2002         2001         2000        1999       1998
                                                   -------------   --------     --------     --------    --------   --------
Net asset value, beginning of period                 $  1.00       $  1.00        $  1.00     $  1.00      $  1.00   $  1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                0.01(2)       0.02(2)        0.05(2)     0.05         0.05      0.05
                                                     -------       -------        -------     -------      -------   -------
       TOTAL FROM INVESTMENT OPERATIONS                 0.01          0.02           0.05        0.05         0.05      0.05
                                                     -------       -------        -------     -------      -------   -------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.01)        (0.02)         (0.05)      (0.05)       (0.05)    (0.05)
                                                     -------       -------        -------     -------      -------   -------
Change in net asset value                                 --            --             --          --           --        --
                                                     -------       -------        -------     -------      -------   -------
NET ASSET VALUE, END OF PERIOD                       $  1.00       $  1.00        $  1.00     $  1.00      $  1.00   $  1.00
                                                     =======       =======        =======     =======      =======   =======

Total return(1)                                         0.68%         2.15%          5.49%       5.26%        4.70%     5.21%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets:
       Before expense waivers                           0.92%         0.66%          0.59%       0.51%        0.53%     0.52%
       After expense waivers                            0.50%         0.50%          0.50%       0.50%        0.50%     0.50%
   Ratio of net investment income to
      average net assets:
       Before expense waivers                           0.94%         2.03%          5.31%       5.10%        4.53%     5.08%
       After expense waivers                            1.36%         2.19%          5.31%       5.10%        4.53%     5.08%
   Net assets, end of period (in millions)           $    19       $    32        $    40     $    38      $    44   $    43

(1) Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period. Total return for the six months ended December 31, 2002, is not annualized.

(2) Net investment income per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

40                     See Notes to Financial Statements

--------------------------------------------------------------------------------
                              LINDNER INVESTMENTS
--------------------------------------------------------------------------------
                            MANAGEMENT OF THE TRUST

Listed in the charts below is information regarding the Trustees and officers of the Trust. The Trust's Statement of Additional Information includes more information about the Trustees. To request a free copy, call 1-800-995-7777. The business address for each Trustee and each officer of the Trust is 520 Lake Cook Road, Suite 381, Deerfield, Illinois, 60015.

DISINTERESTED TRUSTEES:(1)

Each of the Trustees has served as a Trustee of the Trust continuously since January 1993. Each Trustee oversees the six Funds which comprise the Trust.

                                  PRINCIPAL OCCUPATION                                       OTHER DIRECTORSHIPS(2)
NAME AND AGE                      DURING PAST 5 YEARS                                        HELD
-------------------------------------------------------------------------------------------------------------------------------
ROBERT L. BYMAN, 57              Partner in the law firm of Jenner & Block, Chicago,         None
                                 Illinois, for more than five years.

TERRENCE P. FITZGERALD, 47       Executive Vice President, Domestic Development,             None
                                 The Mills Corporation, since 1996. Senior Counsel,
                                 The May Department Stores from 1993 until 1995.

MARC P. HARTSTEIN, 49            President, Hart Communications, Inc., a research and        None
                                 strategic planning firm. Marketing Director at
                                 Anheuser-Busch, Inc. from 1982 to 2002.

PETER S. HOROS, 54               Investment Manager, Allstate Life Insurance                 None
                                 Company, Northbrook, Illinois, for more than five years.

DONALD J. MURPHY, 59             President of Murcom Financial, Ltd., a private              None
                                 investment firm, for more than five years.

DENNIS P. NASH, 51               President, Nellis Feed Company, a feed ingredient           None
                                 broker, for more than five years.

INTERESTED TRUSTEES:(1)

Each Trustee has served as Trustee of the Trust continuously since January 1993. Mr. Valassis has served as Chairman of the Board of Trustees since January 1993. Mr. Ryback has served as President of the Trust since January 1993. Each Trustee oversees the six Funds which comprise the Trust.

                                  PRINCIPAL OCCUPATION                                       OTHER DIRECTORSHIPS(2)
NAME AND AGE                      DURING PAST 5 YEARS                                        HELD
-------------------------------------------------------------------------------------------------------------------------------
DOUG T. VALASSIS(3), 50           Chairman, Chief Executive Officer and Trustee of the       Acceptance Insurance
                                  Trust. Chairman, a Director and Treasurer of the Adviser   Companies, Inc.
                                  since 1993. President of Franklin Enterprises, Inc.,
                                  a private investment firm for more than 5 years.

ERIC E. RYBACK(4), 50             President and Trustee of the Trust. President and a        None
                                  Director of the Adviser since 1993.

OFFICERS

NAME, AGE AND                     LENGTH OF TIME SERVED                                      PRINCIPAL OCCUPATION
TRUST POSITION HELD               AS TRUST OFFICER                                           DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------------
ROBERT L. MILLER, 45              Since April 2001                                           Vice President and Treasurer of
Vice President, Chief Financial                                                              Franklin Enterprises for more
Officer, Secretary and Treasurer                                                             than five years. Vice President
                                                                                             and Chief Administrative Officer
                                                                                             of Lindner Asset Management, Inc.

------------
(1) Each Trustee serves until he dies, resigns, or is removed, or until the election and qualification of his successor.

(2) Directorships include public companies and any company registered as an investment company.

(3) Mr. Valassis is considered an "interested person" of the Trust, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), because he serves as Chairman, a Director and Treasurer of Lindner Asset Management, Inc., which is the Trust's investment adviser.

(4) Mr. Ryback is considered an "interested person" of the Trust, as defined by the 1940 Act, because he serves as President and a Director of Lindner Asset Management, Inc., which is the Trust's investment adviser.

                          LINDNER INVESTMENTS
                          -----------------------------------
                          520 Lake Cook Road, Suite 381
                          Deerfield, Illinois 60015
                          TEL: 800-995-7777
                          Website: www.lindnerfunds.com
                          Email: linderfunds@usbank.com

                          BOARD OF TRUSTEES
                          -----------------------------------
                          Robert L. Byman
                          Terence P. Fitzgerald
                          Marc P. Hartstein
                          Peter S. Horos
                          Donald J. Murphy
                          Dennis P. Nash
                          Eric E. Ryback
                          Doug T. Valassis

                          INVESTMENT ADVISER
                          -----------------------------------
                          Lindner Asset Management, Inc.

                          CUSTODIAN
                          -----------------------------------
                          U.S. Bank, N.A.

                          COUNSEL
                          -----------------------------------
                          Dykema Gossett PLLC

                          TRANSFER AGENT
                          -----------------------------------
                          U.S. Bancorp Fund Services, LLC

                          DISTRIBUTOR
                          -----------------------------------
                          Quasar Distributors, LLC

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